                                                                   Exhibit 10.32

                                                                  EXECUTION COPY
                                                                  --------------



--------------------------------------------------------------------------------

                                 $300,000,000

                               CREDIT AGREEMENT

                                     among

                        SBA COMMUNICATIONS CORPORATION,

                         SBA TELECOMMUNICATIONS, INC.,
                                 as Borrower,

                              The Several Lenders
                       from Time to Time Parties Hereto,

                             LEHMAN BROTHERS INC.


                                      and


                               BARCLAYS CAPITAL,
                   as Joint Lead Arrangers and Bookrunners,

                         LEHMAN COMMERCIAL PAPER INC.,
                            as Administrative Agent

                                      and

                              BARCLAYS BANK PLC,
                             as Syndication Agent

                           Dated as of June 15, 2001


--------------------------------------------------------------------------------

                               Table of Contents

                                                                            Page
                                                                            ----
SECTION 1. DEFINITIONS.....................................................   1
  1.1.  Defined Terms......................................................   1
  1.2.  Other Definitional Provisions......................................  23

SECTION 2. AMOUNT AND TERMS OF COMMITMENTS.................................  23
  2.1.  Term Loan Commitments..............................................  23
  2.1A  Optional Term Loans................................................  23
  2.2.  Procedure for Term Loan Borrowing..................................  24
  2.3.  Repayment of Committed Term Loans..................................  25
  2.4.  Revolving Credit Commitments.......................................  25
  2.4A  Revolving Credit Commitment Increases..............................  26
  2.5.  Procedure for Revolving Credit Borrowing...........................  27
  2.6.  Repayment of Loans; Evidence of Debt...............................  28
  2.7.  Commitment Fees, etc...............................................  29
  2.8.  Optional Termination or Reduction of Revolving Credit Commitments..  29
  2.9.  Optional Prepayments...............................................  29
  2.10. Mandatory Prepayments and Commitment Reductions....................  30
  2.11. Conversion and Continuation Options................................  30
  2.12. Minimum Amounts and Maximum Number of Eurodollar Tranches..........  31
  2.13. Interest Rates and Payment Dates...................................  31
  2.14. Computation of Interest and Fees...................................  32
  2.15. Inability to Determine Interest Rate...............................  32
  2.16. Pro Rata Treatment and Payments....................................  33
  2.17. Requirements of Law................................................  34
  2.18. Taxes..............................................................  36
  2.19. Indemnity..........................................................  37
  2.20. Illegality.........................................................  37
  2.21. Change of Lending Office...........................................  38

SECTION 3. LETTERS OF CREDIT...............................................  38
  3.1.  L/C Commitment.....................................................  38
  3.2.  Procedure for Issuance Letter of Credit............................  38
  3.3.  Fees and Other Charges.............................................  39
  3.4.  L/C Participations.................................................  39
  3.5.  Reimbursement Obligation of the Borrower...........................  40
  3.6.  Obligations Absolute...............................................  41
  3.7.  Letter of Credit Payments..........................................  41
  3.8.  Applications.......................................................  41

SECTION 4. REPRESENTATIONS AND WARRANTIES..................................  41
  4.1.  Financial Condition................................................  41
  4.2.  No Change..........................................................  42

                                                                                   Page
                                                                                   ----
     4.3.   Corporate Existence; Compliance with Law...........................      44
     4.4.   Corporate Power; Authorization; Enforceable Obligations............      44
     4.5.   No Legal Bar.......................................................      44
     4.6.   No Material Litigation.............................................      45
     4.7.   No Default.........................................................      45
     4.8.   Ownership of Property; Liens.......................................      45
     4.9.   Intellectual Property..............................................      45
     4.10.  Taxes..............................................................      45
     4.11.  Federal Regulations................................................      46
     4.12.  Labor Matters......................................................      46
     4.13.  ERISA..............................................................      46
     4.14.  Investment Company Act; Other Regulations..........................      47
     4.15.  Subsidiaries.......................................................      47
     4.16.  Use of Proceeds....................................................      47
     4.17.  Environmental Matters..............................................      47
     4.18.  Accuracy of Information, etc.......................................      48
     4.19.  Security Documents.................................................      49
     4.20.  Solvency...........................................................      49
     4.21.  Real Property Leases...............................................      49
     4.22.  FCC and FAA Matters; State Regulatory Compliance...................      50
     4.23.  Ownership of Towers by SPCs........................................      50

SECTION 5. CONDITIONS PRECEDENT................................................      51
     5.1.   Conditions to Initial Extension of Credit..........................      51
     5.2.   Conditions to Each Extension of Credit.............................      53

SECTION 6. AFFIRMATIVE COVENANTS...............................................      53
     6.1.   Financial Statements...............................................      53
     6.2.   Certificates; Other Information....................................      54
     6.3.   Payment of Obligations.............................................      55
     6.4.   Conduct of Business and Maintenance of Existence, etc..............      55
     6.5.   Maintenance of Property; Insurance.................................      56
     6.6.   Inspection of Property; Books and Records; Discussions.............      56
     6.7.   Notices............................................................      56
     6.8.   Environmental Laws.................................................      57
     6.9.   Interest Rate Protection...........................................      57
     6.10.  Additional Collateral, etc.........................................      57
     6.11.  Further Assurances.................................................      60
     6.12.  Maintenance of Separate Existence..................................      60
     6.13.  Additional SPC Requirements........................................      63

SECTION 7. NEGATIVE COVENANTS..................................................      63
     7.1.   Financial Condition Covenants......................................      63
     7.2.   Limitation on Indebtedness.........................................      64
     7.3.   Limitation on Liens................................................      65
     7.4.   Limitation on Fundamental Changes..................................      66
     7.5.   Limitation on Disposition of Property..............................      67

                                                                                   Page
                                                                                   ----
     7.6.    Limitation on Restricted Payments..................................     67
     7.7.    Limitation on Capital Expenditures.................................     68
     7.8.    Limitation on Investments..........................................     68
     7.9.    Limitation on Modifications of Certain Documents...................     69
     7.10.   Limitation on Transactions with Affiliates.........................     69
     7.11.   Limitation on Sales and Leasebacks.................................     70
     7.12.   Limitation on Negative Pledge Clauses..............................     70
     7.13.   Limitation on Restrictions on Subsidiary Distributions.............     70
     7.14.   Limitation on Lines of Business....................................     70
     7.15.   Limitation on Activities of Holdings and SPCs......................     70
     7.16.   Limitation on Hedge Agreements.....................................     71
     7.17.   Limitation on Sites Without Anchor Tenants.........................     71

SECTION 8.  EVENTS OF DEFAULT...................................................     72

SECTION 9.  THE AGENTS..........................................................     75
     9.1.    Appointment........................................................     75
     9.2.    Delegation of Duties...............................................     75
     9.3.    Exculpatory Provisions.............................................     75
     9.4.    Reliance by Agents.................................................     76
     9.5.    Notice of Default..................................................     76
     9.6.    Non-Reliance on Agents and Other Lenders...........................     77
     9.7.    Indemnification....................................................     77
     9.8.    Agent in Its Individual Capacity...................................     78
     9.9.    Successor Agents...................................................     78
     9.10.   Authorization to Release Liens.....................................     78
     9.11.   The Arrangers......................................................     79

SECTION 10. MISCELLANEOUS.......................................................     79
     10.1.   Amendments and Waivers.............................................     79
     10.2.   Notices............................................................     80
     10.3.   No Waiver; Cumulative Remedies.....................................     81
     10.4.   Survival of Representations and Warranties.........................     81
     10.5.   Payment of Expenses................................................     81
     10.6.   Successors and Assigns; Participations and Assignments.............     82
     10.7.   Adjustments; Set-off...............................................     85
     10.8.   Counterparts.......................................................     86
     10.9.   Severability.......................................................     86
     10.10.  Integration........................................................     86
     10.11.  GOVERNING LAW......................................................     86
     10.12.  Submission To Jurisdiction; Waivers................................     86
     10.13.  Acknowledgments....................................................     87
     10.14.  Confidentiality....................................................     87
     10.15.  Release of Collateral Security and Guarantee Obligations...........     88
     10.16.  Accounting Changes.................................................     88
     10.17.  Delivery of Lender Addenda.........................................     89
     10.18.  WAIVERS OF JURY TRIAL..............................................     89


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
                                                                                   Page
                                                                                   ----
     10.19.  Subordination, Non-Disturbance and Attornment......................     89

ANNEX A     Pricing Grid

SCHEDULES:

4.4         Consents, Authorizations, Filings and Notices
4.15        Subsidiaries
4.19(a)     UCC Filing Jurisdictions
4.22        Governmental Proceedings
6.13        SPC Mergers/Dissolutions
7.2(d)      Existing Indebtedness
7.2(f)      Seller Subordination Terms
7.3(f)      Existing Liens


EXHIBITS:

A           Copy of Guarantee and Collateral Agreement
B           Form of Compliance Certificate
C           Form of Closing Certificate
D           Form of Assignment and Acceptance
E           Form of Legal Opinion of Akerman, Senterfitt & Eidson, P.A.
F-1         Form of Term Note
F-2         Form of Revolving Credit Note
G           Form of Exemption Certificate
H           Form of Lender Addendum
I           Form of Commitment Increase Supplement
J           Form of New Lender Supplement
K-1         Form of Tower Mortgage
K-2         Form of Real Property Mortgage
L           Approved Forms of SNDA
M           Form of SPC Certificate and Amendment

          CREDIT AGREEMENT, dated as of June 15, 2001, among SBA COMMUNICATIONS CORPORATION, a Florida corporation ("Holdings"), SBA TELECOMMUNICATIONS, INC., a
                                     --------
Florida corporation (the "Borrower"), the several banks and other financial
                          --------
institutions or entities from time to time parties to this Agreement (the "Lenders"), LEHMAN BROTHERS INC. ("LBI") and BARCLAYS CAPITAL, as joint advisors
 -------                           ---
and joint lead arrangers and bookrunners (in such capacity, the "Arrangers"),
                                                                 ---------
BARCLAYS BANK PLC, as syndication agent (in such capacity, the "Syndication
                                                                -----------
Agent") and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such
-----
capacity, the "Administrative Agent").
               --------------------

                              W I T N E S S E T H:
                              --------------------

          WHEREAS, the Borrower has requested that the Lenders make a credit facility available to it in the aggregate principal amount of $300,000,000 and the Lenders are willing to make such credit facility available upon and subject to the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

                            SECTION 1. DEFINITIONS

          1.1.  Defined Terms.  As used in this Agreement, the terms listed in
                -------------
this Section 1.1 shall have the respective meanings set forth in this Section
1.1.

          "Adjustment Date": as defined in the Pricing Grid.
           ---------------

          "Administrative Agent": as defined in the preamble hereto.
           --------------------

          "Affiliate": as to any Person, any other Person which, directly or
           ---------
     indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

          "Agents": the collective reference to the Syndication Agent and the
           ------
     Administrative Agent.

          "Aggregate Exposure": with respect to any Lender at any time, an
           ------------------
     amount equal to (a) until the Closing Date, the aggregate amount of such Lender's Commitments at such time and (b) thereafter, the sum of (i) the aggregate then unpaid principal amount of such Lender's Term Loans and (ii) the amount of such Lender's Revolving Credit Commitment then in effect or, if the Revolving Credit Commitments have been terminated, the amount of such Lender's Revolving Extensions of Credit then outstanding.

          "Aggregate Exposure Percentage":  with respect to any Lender at any
           -----------------------------
     time, the ratio (expressed as a percentage) of such Lender's Aggregate Exposure at such time to the Aggregate Exposure of all Lenders at such time.

          "Agreement":  this Credit Agreement, as amended, supplemented or
           ---------
     otherwise modified from time to time.

          "Annualized Adjusted EBITDA":  for any fiscal quarter, Total Tower
           --------------------------
     Cash Flow for such fiscal quarter most recently ended multiplied by four,
                                                           ----------
     plus Consolidated EBITDA for such fiscal quarter and the immediately
     ----
     preceding three fiscal quarters, minus Tower Cash Flow for such fiscal
                                      -----
     quarter and the immediately preceding three fiscal quarters.

          "Applicable Margin":  (a) for each Committed Term Loan and each
           -----------------
     Revolving Loan, the rate per annum determined pursuant to the Pricing Grid and (b) for each Type of Optional Term Loans of each tranche, the rate per annum for such tranche and Type determined in accordance with the Optional Term Loan Amendment executed for such tranche pursuant to Section 2.1A.

          "Application":  an application, in such form as the Issuing Lender may
           -----------
     specify from time to time, requesting the Issuing Lender to open a Letter of Credit.

          "Approved Forms of SNDA":  a Subordination and Non-Disturbance
           ----------------------
     Agreement, substantially in one of the forms of Exhibit L hereto.

          "Asset Sale":  any Disposition of Property or series of related
           ----------
     Dispositions of Property (excluding any such Disposition permitted by clauses (b), (c) or (d) of Section 7.5) which yields gross proceeds to Holdings, the Borrower or any of its Subsidiaries (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $1,000,000.

          "Assignee":  as defined in Section 10.6(c).
           --------

          "Assignor":  as defined in Section 10.6(c).
           --------

          "Available Revolving Credit Commitment":  as to any Revolving Credit
           -------------------------------------
     Lender at any time, an amount equal to the excess, if any, of (a) such Lender's Revolving Credit Commitment then in effect over (b) such Lender's
                                                         ----
     Revolving Extensions of Credit then outstanding.

          "Base Rate":  for any day, a rate per annum (rounded upwards, if
           ---------
     necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "Prime Rate"
                        ----                                     ----------
     shall mean the prime lending rate as set forth on the British Banking Association Telerate page 5 (or such other comparable page as may, in the opinion of the Administrative Agent, replace such page for the purpose of displaying such rate), as in effect from time to time.

          "Base Rate Loans":  Loans for which the applicable rate of interest is
           ---------------
     based upon the Base Rate.

          "Benefitted Lender":  as defined in Section 10.7.
           -----------------

          "Board":  the Board of Governors of the Federal Reserve System of the
           -----
     United States (or any successor).

          "Borrower":  as defined in the preamble hereto.
           --------

          "Borrowing Date":  any Business Day specified by the Borrower as a
           --------------
     date on which the Borrower requests the relevant Lenders to make Loans hereunder.

          "Business Day":  (i) for all purposes other than as covered by clause
           ------------
     (ii) below, a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in Dollar deposits in the interbank eurodollar market.

          "Capital Expenditures":  for any period, with respect to any Person,
           --------------------
     the aggregate of all expenditures by such Person and its Subsidiaries for the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment (including replacements, construction costs, capitalized repairs and improvements during such period) which should be capitalized under GAAP on a consolidated balance sheet of such Person and its Subsidiaries.

          "Capital Lease Obligations":  as to any Person, the obligations of
           -------------------------
     such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

          "Capital Stock":  any and all shares, interests, participations or
           -------------
     other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

          "Cash Equivalents":  (a) marketable direct obligations issued by, or
           ----------------
     unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition;
     (b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof having combined capital and surplus of not less than $500,000,000; (c) commercial paper of an issuer rated at least A-2 by Standard & Poor's Ratings Services ("S&P") or P-2 by Moody's Investors Service, Inc. ("Moody's"), or carrying
       ---                                               -------
     an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six months from the date of acquisition; (d) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's; (f) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition; or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

          "Closing Date":  the date on which the conditions precedent set forth
           ------------
     in Section 5.1 were satisfied, which date occurred on June 15, 2001.

          "Code":  the Internal Revenue Code of 1986, as amended from time to
           ----
     time.

          "Collateral":  all Property of the Loan Parties, now owned or
           ----------
     hereafter acquired, upon which a Lien is purported to be created by any Security Document.

          "Commitment":  as to any Lender, the sum of the Term Loan Commitment,
           ----------
     the Revolving Credit Commitment and the Optional Term Loan Commitment of such Lender.

          "Commitment Fee Rate":  (a) With respect to the Revolving Credit
           -------------------
     Facility or the Term Loan Facility, as the case may be, the rate per annum set forth below:

          Available Commitment                         Commitment Fee
          --------------------                         --------------

          ** 66%                                                 1.25%
          ** 33% and *** 66%                                     0.75%
          *  0 and *** 33%                                       0.50%

          *    means greater
          **   means greater than or equal to
          ***  means less than

     On any date, the "Available Commitment" under (x) the Term Loan Facility
                       --------------------
     shall be a percentage equal to amount of Term Loan Commitments available to be drawn on such date divided by the aggregate amount of Term Loan
                           -------
     Commitments in effect on such date and (y) the Revolving Credit Facility shall be a percentage equal to the Available

     Revolving Credit Commitments on such date divided by the Total Revolving
                                               -------
     Credit Commitments in effect on such date.

          (b) With respect to any tranche of Optional Term Loan Commitments, the rate per annum set forth in or determined pursuant to the Optional Term Loan Amendment executed for such tranche pursuant to Section 2.1A(c).

          "Committed Term Loans":  the collective reference to the Committed
           --------------------
     Term Loans as defined in Section 2.1.

          "Commonly Controlled Entity":  an entity, whether or not incorporated,
           --------------------------
     which is under common control with the Borrower within the meaning of
     Section 4001 of ERISA or is part of a group that includes the Borrower and that is treated as a single employer under Section 414 of the Code.

          "Compliance Certificate":  a certificate duly executed by a
           ----------------------
     Responsible Officer substantially in the form of Exhibit B.

          "Communications Act": the Communications Act of 1934, and any similar
           ------------------
     or successor federal statute, and the rules and regulations of the FCC thereunder, all as amended and as may be in effect from time to time.

          "Confidential Information Memorandum":  the Confidential Information
           -----------------------------------
     Memorandum dated May, 2001 and furnished to the Lenders in connection with the syndication of the Facilities.

          "Consolidated Debt Service":  for any fiscal quarter, the sum (without
           -------------------------
     duplication) of (a) Consolidated Interest Expense for such fiscal quarter multiplied by four plus (b) scheduled payments to be made during the next
                        ----
     succeeding four fiscal quarters of the Borrower and its Subsidiaries on account of principal of Indebtedness of the Borrower or any of its Subsidiaries (including scheduled principal payments in respect of the Term Loans).

          "Consolidated EBITDA":  for any period, Consolidated Net Income for
           -------------------
     such period plus, without duplication and to the extent reflected as a
                 ----
     charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) Consolidated Interest Expense (excluding any interest expense attributable to Holdings for such period),
     (c) depreciation and amortization expense, (d) any extraordinary, unusual or non-recurring expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, losses on sales of assets outside of the ordinary course of business) and (e) any other non-cash charges, and minus, to the
                                                                 -----
     extent included in the statement of such Consolidated Net Income for such period, the sum of (a) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business) and (b) any other non-cash income, all as determined on a consolidated basis; provided
                                                                       --------
     that for purposes of
     calculating Consolidated EBITDA for any period, (i) the Consolidated EBITDA of any Person or Property acquired by the Borrower or its Subsidiaries during such period shall be included on a pro forma basis for such period
                                               ---------
     (assuming the consummation of such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period) if (A) with respect to any acquisition of any Person, either (1) the consolidated balance sheet of such acquired Person and its consolidated Subsidiaries as at the end of the period preceding the acquisition of such Person and the related consolidated statements of income and stockholders' equity and of cash flows for the period in respect of which Consolidated EBITDA is to be calculated (x) have been previously provided to the Administrative Agent and the Lenders and (y) either (a) have been reported on without a qualification arising out of the scope of the audit by independent certified public accountants of nationally recognized standing or (b) have been found acceptable by the Administrative Agent or (2) in the event that such financial statements are not available, the Administrative Agent has received financial information with respect to such acquired Person and its consolidated Subsidiaries that it deems reasonably sufficient to calculate the Consolidated EBITDA of such Person, and (B) with respect to the acquisition of any Property, the Administrative Agent has received financial information with respect to such Property that it deems reasonably sufficient to calculate the Consolidated EBITDA generated by such Property and (ii) the Consolidated EBITDA of any Person or Property Disposed of by the Borrower or its Subsidiaries during such period shall be excluded for such period (assuming the consummation of such Disposition and the repayment of any Indebtedness in connection therewith occurred on the first day of such period).

          "Consolidated Fixed Charge Coverage Ratio":  for any period, the ratio
           ----------------------------------------
     of (a) Consolidated EBITDA for such period to (b) Consolidated Fixed Charges for such period.

          "Consolidated Fixed Charges":  for any period, the sum (without
           --------------------------
     duplication) of (a) Consolidated Interest Expense for such period, (b) provision for cash income taxes made by the Borrower or any of its Subsidiaries on a consolidated basis in respect of such period, (c) scheduled payments made during such period on account of principal of Indebtedness of the Borrower or any of its Subsidiaries (including scheduled principal payments in respect of the Term Loans) and (d) Capital Expenditures for such period other than any amounts used to build or acquire Towers, tower sites, Tower Companies and related assets.

          "Consolidated Interest Expense":  for any period, total net cash
           -----------------------------
     interest expense of Holdings, the Borrower and its Subsidiaries for such period with respect to all outstanding Indebtedness of Holdings, the Borrower and its Subsidiaries (including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Hedge Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP).

          "Consolidated Net Income":  for any period, the consolidated net
           -----------------------
     income (or loss) of the Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or
                --------
     deficit) of any Person accrued prior to the date it becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Subsidiary of the Borrower) in which the Borrower or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by the Borrower or such Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary; provided, that Consolidated Net Income shall include income
                 --------
     from Excluded Entities only to the extent that such income is actually received by the Borrower and its Subsidiaries in cash.

          "Consolidated Total Debt": at any date, the aggregate principal amount
           -----------------------
     of all Indebtedness of the Borrower and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP.

          "Contractual Obligation": as to any Person, any provision of any
           ----------------------
     security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its Property is bound.

          "Control Investment Affiliate": as to any Person, any other Person
           ----------------------------
     that (a) directly or indirectly, is in control of, is controlled by, or is under common control with, such Person and (b) is organized by such Person primarily for the purpose of making equity or debt investments in one or more companies. For purposes of this definition, "control" of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

          "Default": any of the events specified in Section 8, whether or not
           -------
     any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

          "Derivatives Counterparty": as defined in Section 7.6.
           ------------------------

          "Disposition": with respect to any Property, any sale, lease, sale and
           -----------
     leaseback, assignment, conveyance, transfer or other disposition thereof; and the terms "Dispose" and "Disposed of" shall have correlative meanings.
                    -------       -----------

          "Dollars" and "$": dollars in lawful currency of the United States of
           -------       -
     America.

          "Domestic Subsidiary": any Subsidiary of the Borrower organized under
           -------------------
     the laws of any jurisdiction within the United States of America.

          "Environmental Laws": any and all laws, rules, orders, regulations,
           ------------------
     statutes, ordinances, guidelines, codes, decrees, or other legally enforceable requirements (including, without limitation, common law) of any international authority, foreign government, the United States, or any state, local, municipal or other governmental authority having jurisdiction over the Borrower, any Subsidiary of the Borrower or any Tower, regulating, relating to or imposing liability or standards of conduct concerning protection of the environment or of human health, or employee health and safety, as has been, is now, or may at any time hereafter be, in effect.

          "Environmental Permits": any and all permits, licenses, approvals,
           ---------------------
     registrations, notifications, exemptions and any other authorization required under any Environmental Law.

          "ERISA": the Employee Retirement Income Security Act of 1974, as
           -----
     amended from time to time.

          "Eurocurrency Reserve Requirements": for any day as applied to a
           ---------------------------------
     Eurodollar Loan, the aggregate (without duplication) of the maximum rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board) maintained by a member bank of the Federal Reserve System.

          "Eurodollar Base Rate": with respect to each day during each Interest
           --------------------
     Period pertaining to a Eurodollar Loan, the rate per annum determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on Page 3750 of the Telerate screen as of 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period. In the event that such rate does not appear on Page 3750 of the Telerate screen (or otherwise on such screen), the "Eurodollar Base Rate" for
                                                --------------------
     purposes of this definition shall be determined by reference to such other comparable publicly available service for displaying eurodollar rates as may be selected by the Administrative Agent or, in the absence of such availability, by reference to the rate at which the Administrative Agent is offered Dollar deposits at or about 11:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where its eurodollar and foreign currency and exchange operations are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein.

          "Eurodollar Loans": Loans the rate of interest applicable to which is
           ----------------
     based upon the Eurodollar Rate.

          "Eurodollar Rate": with respect to each day during each Interest
           ---------------
     Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                             Eurodollar Base Rate
                   ----------------------------------------
                   1.00 - Eurocurrency Reserve Requirements

          "Eurodollar Tranche":  the collective reference to Eurodollar Loans
           ------------------
     the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Eurodollar Loans shall originally have been made on the same day).

          "Event of Default":  any of the events specified in Section 8,
           ----------------
     provided that any requirement for the giving of notice, the lapse of time,
     --------
     or both, has been satisfied.

          "Excess Cash Flow":  for any fiscal year of the Borrower, the excess,
           ----------------
     if any, of (a) Consolidated EBITDA minus (b) the sum, without duplication,
                                        -----
     of (i) the aggregate amount of taxes actually paid by the Borrower and its Subsidiaries in cash during such fiscal year, (ii) the aggregate amount actually paid by the Borrower and its Subsidiaries in cash during such fiscal year on account of Capital Expenditures (excluding the principal amount of Indebtedness incurred in connection with such expenditures and any such expenditures financed with the proceeds of any Reinvestment Deferred Amount), (iii) the aggregate amount of all regularly scheduled principal payments of Funded Debt (including, without limitation, the Term Loans) of the Borrower and its Subsidiaries made during such fiscal year (other than in respect of any revolving credit facility to the extent there is not an equivalent permanent reduction in commitments thereunder), and
     (iv) Consolidated Interest Expense for such fiscal year.

          "Excess Cash Flow Application Date":  as defined in Section 2.10(b).
           ---------------------------------

          "Excluded Entities":  SBA Brazil and SBA Towers Canada.
           -----------------

          "Excluded Foreign Subsidiaries":  any Foreign Subsidiary in respect of
           -----------------------------
     which either (i) the pledge of all of the Capital Stock of such Subsidiary as Collateral or (ii) the guaranteeing by such Subsidiary of the Obligations, would, in the good faith judgment of the Borrower, result in adverse tax consequences to the Borrower.

          "FAA":  the Federal Aviation Administration, and any successor agency
           ---
     of the United States Government exercising substantially equivalent powers.

          "Facility":  each of (a) the Term Loan Commitments and the Committed
           --------
     Term Loans made thereunder (the "Term Loan Facility"), (b) the Revolving
                                      ------------------
     Credit Commitments and the extensions of credit made thereunder (the "Revolving Credit Facility") and (c) the Optional Term Loan Commitments, if
      -------------------------
     any, and the Optional Term Loans made thereunder (the "Optional Term Loan
                                                            ------------------
     Facility").
     --------

          "FCC":  the Federal Communications Commission, and any successor
           ---
     agency of the United States Government exercising substantially equivalent powers.

          "Federal Funds Effective Rate":  for any day, the weighted average of
           ----------------------------
     the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

          "Foreign Asset SPCs":  a collective reference to each SPC which owns
           ------------------
     or leases any property acquired or built outside the United States.

          "Foreign Subsidiary":  any Subsidiary of the Borrower that is not a
           ------------------
     Domestic Subsidiary.

          "Funded Debt":  as to any Person, all Indebtedness of such Person of
           -----------
     the types described in clauses (a) through (e) of the definition of "Indebtedness" in this Section.

          "Funding Office":  the office designated from time to time by the
           --------------
     Administrative Agent, by written notice to the Borrower and the Lenders, as the Funding Office.

          "GAAP":  generally accepted accounting principles in the United States
           ----
     of America as in effect from time to time, except that for purposes of
     Section 7.1, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the most recent audited financial statements delivered pursuant to
     Section 4.1(b).

          "Governmental Authority":  any nation or government, any state or
           ----------------------
     other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guarantee and Collateral Agreement":  the Guarantee and Collateral
           ----------------------------------
     Agreement executed and delivered by Holdings, the Borrower and each Subsidiary Guarantor on the Closing Date, a copy of which is attached as Exhibit A, as the same may be amended, supplemented or otherwise modified from time to time.

          "Guarantee Obligation":  as to any Person (the "guaranteeing person"),
           --------------------                           -------------------
     any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person
                                -------------------
     (the "primary obligor") in any manner, whether directly or indirectly,
           ---------------
     including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase Property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided,
                                                                     --------
     however, that the term Guarantee Obligation shall not include endorsements
     -------
     of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

          "Guarantors":  the collective reference to Holdings and the Subsidiary
           ----------
     Guarantors.

          "Hedge Agreements":  all interest rate swaps, caps or collar
           ----------------
     agreements or similar arrangements entered into by the Borrower providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

          "Indebtedness":  of any Person at any date, without duplication, (a)
           ------------
     all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of Property or services (other than trade payables incurred in the ordinary course of such Person's business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments (other than performance bonds and other obligations of a like nature incurred in the ordinary course of such Person's business), (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such Property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party under acceptance, letter of credit or similar facilities, (g) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any Capital Stock of such Person, (h) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through
     (g) above; (i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on Property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation, (j) for the purposes of Section 8(e) only, all obligations of such Person in respect of Hedge Agreements and (k) the liquidation value of any preferred Capital Stock of such Person or its Subsidiaries held by any Person other than such Person and its Wholly Owned Subsidiaries.

          "Indemnified Liabilities":  as defined in Section 10.5.
           -----------------------

          "Indemnitee":  as defined in Section 10.5.
           ----------

          "Insolvency":  with respect to any Multiemployer Plan, the condition
           ----------
     that such Plan is insolvent within the meaning of Section 4245 of ERISA.

          "Insolvent":  pertaining to a condition of Insolvency.
           ---------

          "Intellectual Property":  the collective reference to all rights,
           ---------------------
     priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

          "Interest Payment Date":  (a) as to any Base Rate Loan, the last day
           ---------------------
     of each March, June, September and December to occur while such Base Rate Loan is outstanding and the final maturity date of such Loan, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period, (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day which is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period and (d) as to any Loan (other than any Revolving Credit Loan that is a Base Rate Loan), the date of any repayment or prepayment made in respect thereof, including without limitation, the Reinvestment Prepayment Date.

          "Interest Period":  as to any Eurodollar Loan, (a) initially, the
           ---------------
     period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto; provided that, all of the foregoing provisions relating to
              --------
     Interest Periods are subject to the following:

               (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

               (ii) any Interest Period in respect of Revolving Credit Loans that would otherwise extend beyond the Revolving Credit Termination Date shall end on the Revolving Credit Termination Date, and any Interest Period in respect of Committed Term Loans or Optional Term Loans, as the case may be, that would otherwise extend beyond the applicable final maturity date therefor shall end on such final maturity date;

               (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

               (iv) the Borrower shall select Interest Periods so as not to require a payment or prepayment of any Eurodollar Loan during an Interest Period for such Loan.

          "Investments":  as defined in Section 7.8.
           -----------

          "Issuing Lender":  Barclays Bank PLC, in its capacity as issuer of any
           --------------
     Letter of Credit.

          "LBI": as defined in the preamble thereto.
           ---

          "L/C Commitment":  $25,000,000.
           --------------

          "L/C Fee Payment Date":  the last day of each March, June, September
           --------------------
     and December and the last day of the Revolving Credit Commitment Period.

          "L/C Obligations":  at any time, an amount equal to the sum of (a) the
           ---------------
     aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit that have not then been reimbursed pursuant to Section 3.5.

          "L/C Participants":  the collective reference to all the Revolving
           ----------------
     Credit Lenders other than the Issuing Lender.

          "Lender Addendum":  with respect to any initial Lender, a Lender
           ---------------
     Addendum, substantially in the form of Exhibit H, executed and delivered by such Lender on the Closing Date as provided in Section 10.17.

          "Lenders":  as defined in the preamble hereto.
           -------

          "Letters of Credit":  as defined in Section 3.1(a).
           -----------------

          "Lien":  any mortgage, pledge, hypothecation, assignment, deposit
           ----
     arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

          "Loan":  any loan made by any Lender pursuant to this Agreement.
           ----

          "Loan Documents":  this Agreement, the Security Documents, the
           --------------
     Applications and the Notes.

          "Loan Parties":  Holdings, the Borrower and each Subsidiary of the
           ------------
     Borrower which is a party to a Loan Document.

          "Majority Facility Lenders":  with respect to any Facility, the
           -------------------------
     holders of more than 50% of the aggregate unpaid principal amount of Loans outstanding plus the aggregate amount of undrawn Commitments then in effect
                 ----
     under such Facility.

          "Majority Revolving Credit Facility Lenders":  the Majority Facility
           ------------------------------------------
     Lenders in respect of the Revolving Credit Facility.

          "Material Adverse Effect":  a material adverse effect on (a) the
           -----------------------
     business, assets, property, condition (financial or otherwise) or prospects of Holdings, the Borrower and its Subsidiaries taken as a whole or (b) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Agents or the Lenders hereunder or thereunder.

          "Material Environmental Amount":  an amount or amounts payable by the
           -----------------------------
     Borrower and/or any of its Subsidiaries, in the aggregate in excess of $1,000,000, for: costs to comply with any Environmental Law; costs of any investigation, and any remediation, of any Material of Environmental Concern; and compensatory damages (including, without limitation damages to natural resources), punitive damages, fines, and penalties pursuant to any Environmental Law; provided that any amounts expended for environmental
                        --------
     site assessments pursuant to customary due diligence conducted in connection with the acquisition of towers and/or tower sites shall be excluded from the calculation of any Material Environmental Amount.

          "Materials of Environmental Concern":  any gasoline or petroleum
           ----------------------------------
     (including crude oil or any fraction thereof) or petroleum products, polychlorinated biphenyls, urea-formaldehyde insulation, asbestos, pollutants, contaminants, radioactivity, and any other substances or forces of any kind, whether or not any such substance or force is defined as hazardous or toxic under any Environmental Law, that is regulated pursuant to or could give rise to liability under any Environmental Law.

          "Mortgaged Properties":  the real properties upon which the
           --------------------
     Administrative Agent for the benefit of the Lenders has been or shall be granted a Lien pursuant to the Mortgages.

          "Mortgages":  each of the mortgages and deeds of trust made by any
           ---------
     Loan Party in favor of, or for the benefit of, the Administrative Agent for the benefit of the Lenders, with respect to any fee or leasehold interest in any real property or fixtures constituting or consisting of Tower sites or Towers, substantially in the form of Exhibit K-1, or, with respect to any fee interest in real property other than Tower sites or Towers, substantially in the form of Exhibit K-2 (with such changes thereto as shall be advisable under the law of the jurisdiction in which such mortgage or deed of trust is to be recorded), as the same may be amended, supplemented or otherwise modified from time to time.

          "Multiemployer Plan":  a Plan that is a multiemployer plan as defined
           ------------------
     in Section 4001(a)(3) of ERISA.

          "Net Cash Proceeds":  (a) in connection with any Asset Sale or any
           -----------------
     Recovery Event, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such Asset Sale or Recovery Event, net of attorneys' fees, accountants' fees, investment banking fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset which is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to a Security Document) and other customary fees and expenses (including commissions, transfer taxes and other customary expenses) actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements) and (b) in connection with any issuance or sale of equity securities or debt securities or instruments or the incurrence of loans, the cash proceeds received from such issuance or incurrence, net of attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses (including commissions, transfer taxes and other customary expenses) actually incurred in connection therewith.

          "Non-Excluded Taxes":  as defined in Section 2.18(a).
           ------------------

          "Non-U.S. Lender":  as defined in Section 2.18(d).
           ---------------

          "Notes":  the collective reference to any promissory note evidencing
           -----
     Loans.

          "Obligations":  the unpaid principal of and interest on (including,
           -----------
     without limitation, interest accruing after the maturity of the Loans and Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of the Borrower to the Administrative Agent or to any Lender (or, in the case of Specified Hedge Agreements, any Affiliate of any Person that is or was Lender at the time such Specified Hedge Agreement was entered into), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, the Letters of Credit, any Specified Hedge Agreement or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees, charges and disbursements of counsel to the Administrative Agent or to any Lender that are required to be paid by the Borrower pursuant hereto) or otherwise.

          "Optional Term Loan Amendment":  an amendment to this Agreement, in
           ----------------------------
     form and substance acceptable to the Borrower, the Administrative Agent and the Optional

     Term Loan Lenders parties thereto, executed and delivered pursuant to
     Section 2.1A to establish the Optional Term Loan Tranche.

          "Optional Term Loan Commitment":  as to any Optional Term Loan Lender,
           -----------------------------
     the obligation of such Lender, if any, to make an Optional Term Loan to the Borrower hereunder in a principal amount not to exceed the amount set forth in the Optional Term Loan Amendment.

          "Optional Term Loan Facility":  as defined in the definition of
           ---------------------------
     "Facility" in this Section 1.1.

          "Optional Term Loan Lender":  each Lender which has an Optional Term
           -------------------------
     Loan Commitment or which is the holder of an Optional Term Loan.

          "Optional Term Loan Percentage":  as to any Lender at any time, the
           -----------------------------
     percentage which the sum of (a) the aggregate principal amount of such Lender's Optional Term Loans then outstanding plus (b) the aggregate
                                                   ----
     undrawn amount of such Lender's Optional Term Loan Commitment then constitutes of the sum of (i) the aggregate undrawn amount of all Optional Term Loan Commitments then in effect plus (ii) the aggregate principal
                                          ----
     amount of all Optional Term Loans then outstanding.

          "Optional Term Loan Request":  as defined in Section 2.1A.
           --------------------------

          "Optional Term Loan Tranche":  as defined in Section 2.1A.
           --------------------------

          "Other Taxes":  any and all present or future stamp or documentary
           -----------
     taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

          "Participant":  as defined in Section 10.6(b).
           -----------

          "Payment Office":  the office designated from time to time by the
           --------------
     Administrative Agent, by written notice to the Borrower, as the Payment Office.

          "PBGC":  the Pension Benefit Guaranty Corporation established pursuant
           ----
     to Subtitle A of Title IV of ERISA (or any successor).

          "Person":  an individual, partnership, corporation, limited liability
           ------
     company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

          "Plan":  at a particular time, any employee benefit plan that is
           ----
     covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in
     Section 3(5) of ERISA.

          "Pricing Grid":  the pricing grid attached hereto as Annex A.
           ------------

          "Pricing Ratio":  on any date, the ratio of Consolidated Total Debt on
           -------------
     such date to Annualized Adjusted EBITDA for the fiscal quarter most recently ended prior to such date.

          "Primary SPCs":  a collective reference to SBA Towers, Inc., SBA
           ------------
     Properties, Inc. and any other SPC designated as a "Primary SPC" by the Borrower, subject to the written approval of the Administrative Agent.

          "Pro Forma Balance Sheet":  as defined in Section 4.1(a).
           -----------------------

          "Projections":  as defined in Section 6.2(c).
           -----------

          "Property":  any right or interest in or to property of any kind
           --------
     whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, Capital Stock.

          "Recovery Event":  any settlement of or payment in respect of any
           --------------
     property or casualty insurance claim or any condemnation proceeding relating to any asset of Holdings, the Borrower or any of its Subsidiaries.

          "Register":  as defined in Section 10.6(d).
           --------

          "Regulation U":  Regulation U of the Board as in effect from time to
           ------------
     time.

          "Reimbursement Obligation":  the obligation of the Borrower to
           ------------------------
     reimburse the Issuing Lender pursuant to Section 3.5 for amounts drawn under Letters of Credit.

          "Reinvestment Deferred Amount":  with respect to any Reinvestment
           ----------------------------
     Event, the aggregate Net Cash Proceeds received by Holdings, the Borrower or any of its Subsidiaries in connection therewith that are not applied to prepay the Term Loans or reduce the Revolving Credit Commitments pursuant to Section 2.10(a) as a result of the delivery of a Reinvestment Notice.

          "Reinvestment Event":  any Asset Sale or Recovery Event in respect of
           ------------------
     which the Borrower has delivered a Reinvestment Notice.

          "Reinvestment Notice":  a written notice executed by a Responsible
           -------------------
     Officer stating that no Default or Event of Default has occurred and is continuing and that the Borrower (directly or indirectly through a Subsidiary) intends and expects to use all or a specified portion of the Net Cash Proceeds of an Asset Sale or Recovery Event to acquire assets useful in its business or make capitalized repairs and improvements with respect to such assets.

          "Reinvestment Prepayment Amount":  with respect to any Reinvestment
           ------------------------------
     Event, the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date to acquire assets useful in the Borrower's business.

          "Reinvestment Prepayment Date":  with respect to any Reinvestment
           ----------------------------
     Event, the earlier of (a) the date occurring 365 days after such Reinvestment Event and (b) the date on which the Borrower shall have determined not to, or shall have otherwise ceased to, acquire assets useful in the Borrower's business with all or any portion of the relevant Reinvestment Deferred Amount.

          "Reorganization":  with respect to any Multiemployer Plan, the
           --------------
     condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

          "Reportable Event":  any of the events set forth in Section 4043(c) of
           ----------------
     ERISA, other than those events as to which the 30 day notice period is waived under subsections .27, .28, .29, .30, .31, .32, .34 or .35 of PBGC Reg. (S) 4043.

          "Required Lenders":  at any time, the holders of more than 50% of the
           ----------------
     sum of (a) the aggregate unpaid principal amount of the Term Loans then outstanding and (b) the Total Revolving Credit Commitments then in effect or, if the Revolving Credit Commitments have been terminated, the Total Revolving Extensions of Credit then outstanding.

          "Required Prepayment Lenders":  the Majority Facility Lenders in
           ---------------------------
     respect of each Facility.

          "Requirement of Law":  as to any Person, the Certificate of
           ------------------
     Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

          "Responsible Officer":  the chief executive officer, president, chief
           -------------------
     financial officer, chief accounting officer or vice president of investor relations and/or capital markets of the Borrower, but in any event, with respect to financial matters, the chief financial officer of the Borrower.

          "Restricted Payments":  as defined in Section 7.6.
           -------------------

          "Revolving Credit Commitment":  as to any Lender, the obligation of
           ---------------------------
     such Lender, if any, to make Revolving Credit Loans and participate in Letters of Credit, in an aggregate principal and/or face amount not to exceed the amount set forth under the heading "Revolving Credit Commitment" opposite such Lender's name on Schedule 1 to the Lender Addendum delivered by such Lender, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, in each case, as the same may be changed from time to time pursuant to the terms hereof. The original aggregate amount of the Total Revolving Credit Commitments is $200,000,000.00.

          "Revolving Credit Commitment Increase Notice":  as defined in Section
           -------------------------------------------
     2.4A(a).

          "Revolving Credit Commitment Period":  the period from and including
           ----------------------------------
     the Closing Date to the Revolving Credit Termination Date.

          "Revolving Credit Lender":  each Lender that has a Revolving Credit
           -----------------------
     Commitment or that is the holder of Revolving Credit Loans.

          "Revolving Credit Loans":  as defined in Section 2.4.
           ----------------------

          "Revolving Credit Offered Increase Amount":  as defined in Section
           ----------------------------------------
     2.4A(a).

          "Revolving Credit Percentage":  as to any Revolving Credit Lender at
           ---------------------------
     any time, the percentage which such Lender's Revolving Credit Commitment then constitutes of the Total Revolving Credit Commitments (or, at any time after the Revolving Credit Commitments shall have expired or terminated, the percentage which the aggregate amount of such Lender's Revolving Extensions of Credit then outstanding constitutes of the aggregate amount of the Revolving Extensions of Credit then outstanding).

          "Revolving Credit Re-Allocation Date":  as defined in Section 2.4A(d).
           -----------------------------------

          "Revolving Credit Termination Date": June 15, 2007.
           ---------------------------------

          "Revolving Extensions of Credit":  as to any Revolving Credit Lender
           ------------------------------
     at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding and (b) such Lender's Revolving Credit Percentage of the L/C Obligations then outstanding.

          "SBA Brazil":  SBA Telecommunicacoes do Brasil, LTDA, a company
           ----------
     organized under the laws of Brazil.

          "SBA Towers Canada":  SBA Towers Canada Corp., an unlimited liability
           -----------------
     company organized under the laws of Nova Scotia.

          "SEC":  the Securities and Exchange Commission (or successors thereto
           ---
     or an analogous Governmental Authority).

          "Security Documents":  the collective reference to the Guarantee and
           ------------------
     Collateral Agreement, the Mortgages and all other security documents hereafter delivered to the Administrative Agent granting a Lien on any Property of any Person to secure the obligations and liabilities of any Loan Party under any Loan Document.

          "Senior Discount Notes":  the 12% Senior Discount Notes of Holdings
           ---------------------
     due 2008 in the initial aggregate face amount of $269,000,000.

          "Senior Discount Notes Indenture":  the Indenture dated as of March 2,
           -------------------------------
     1998, as amended by the Senior Discount Notes Indenture Amendment, between Holdings and State Street Bank and Trust Company, as trustee, together with all instruments and other agreements entered into by Holdings in connection therewith, as in effect on the date hereof.

          "Senior Discount Notes Indenture Amendment":  the Amendment, dated as
           -----------------------------------------
     of October 28, 1999, between Holdings and State Street Bank and Trust Company, as trustee.

          "Senior Notes":  the 10.25% Senior Notes of Holdings due 2009 in the
           ------------
     initial aggregate face amount of $500,000,000.

          "Senior Notes Indenture":  the Indenture dated as of February 2, 2001,
           ----------------------
     between Holdings and State Street Bank and Trust Company, as trustee, together with all instruments and agreements entered into by Holdings in connection therewith, as in effect on the date hereof.

          "Single Employer Plan":  any Plan that is covered by Title IV of
           --------------------
     ERISA, but which is not a Multiemployer Plan.

          "Solvent":  when used with respect to any Person, as of any date of
           -------
     determination, (a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) "debt" means liability on a "claim", and (ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

          "SPC": each entity (a) which is or was formed by the Borrower or any
           ---
     of its Subsidiaries specifically for the purpose of holding the title to any Tower or Tower site acquired by it or transferred to it by the Borrower or any of its Subsidiaries or is or was acquired by the Borrower or any of its Subsidiaries, (b) in respect of which the provisions of Section 6.12 are complied with at all times and (c) the Capital Stock of which constitutes Collateral in which the Administrative Agent has a perfected first priority security interest.

          "SPC Certificate and Agreement":  each SPC Certificate and Agreement,
           -----------------------------
     substantially in the form of Exhibit M hereto, executed and delivered by each SPC pursuant to Section 5.1(n) or Section 6.13(c).

          "Specified Hedge Agreement":  any Hedge Agreement (a) entered into by
           -------------------------
     (i) the Borrower or any of its Subsidiaries and (ii) any Lender or any Affiliate thereof, as counterparty and (b) which has been designated by such Lender and the Borrower, by notice to the Administrative Agent and the Syndication Agent, as a Specified Hedge Agreement.

          "Subsidiary":  as to any Person, a corporation, partnership, limited
           ----------
     liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person (it being understood that an Excluded Entity shall not be a Subsidiary).
     Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

          "Subsidiary Guarantor":  each Subsidiary of Holdings other than the
           --------------------
     Borrower, any SPC and any Excluded Foreign Subsidiary.

          "Term Loan":  the collective reference to (a) the Committed Term Loans
           ---------
     and (b) the Optional Term Loans.

          "Term Loan Commitment":  as to any Term Loan Lender, the obligation of
           --------------------
     such Lender, if any, to make a Committed Term Loan to the Borrower hereunder in a principal amount not to exceed the amount set forth under the heading "Term Loan Commitment" opposite such Lender's name on Schedule 1 to the Lender Addendum delivered by such Lender, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original aggregate amount of the Term Loan Commitments is $100,000,000; provided that the aggregate amount of available Term Loan
                      --------
     Commitments shall be reduced to $50,000,000 on the date immediately following the Closing Date.

          "Term Loan Commitment Period":  the period commencing on the Closing
           ---------------------------
     Date and ending on the date which is six months after the Closing Date.

          "Term Loan Facility":  as defined in the definition of "Facility" in
           ------------------
     this Section 1.1.

          "Term Loan Lender":  the collective reference to (a) each Lender that
           ----------------
     has a Term Loan Commitment or is the holder of a Committed Term Loan and
     (b) the Optional Term Loan Lenders.

          "Term Loan Percentage":  as to any Term Loan Lender at any time, the
           --------------------
     percentage which such Lender's Term Loan Commitment then constitutes of the aggregate Term Loan Commitments (or, at any time after the date which is six months after the Closing Date, the percentage which the aggregate principal amount of such Lender's Committed Term Loans then outstanding constitutes of the aggregate principal amount of the Committed Term Loans then outstanding).

          "Total Revolving Credit Commitments":  at any time, the aggregate
           ----------------------------------
     amount of the Revolving Credit Commitments then in effect.

          "Total Revolving Extensions of Credit":  at any time, the aggregate
           ------------------------------------
     amount of the Revolving Extensions of Credit of the Revolving Credit Lenders outstanding at such time.

          "Total Tower Cash Flow":  for any period, an amount equal to (x) the
           ---------------------
     sum of (i) the Borrower's revenue from all Towers for such period, plus
                                                                        ----
     (ii) the Borrower's revenue for such period from its lease/sublease business and its business of leasing or managing antennae space on buildings, Towers or other structures minus (y) the sum of (i) the
                                           -----
     Borrower's cost of revenue from all Towers for such period, plus (ii) the
                                                                 ----
     Borrower's cost of revenue from its business of leasing or managing antennae space on buildings, Towers or other structures.

          "Tower":  any wireless transmission tower, and related assets that are
           -----
     located on the site of such wireless transmission tower, owned by the Borrower or any of its Subsidiaries or leased by the Borrower or any of its Subsidiaries pursuant to a lease required to be classified and accounted for as a capital lease on a balance sheet of the Borrower and its Subsidiaries under GAAP.

          "Tower Company":  a corporation or any other entity engaged primarily
           -------------
     in the business of owning, developing, constructing, managing, leasing and/or operating towers and/or leasing space thereon to tenants or providing services to owners or managers of or tenants on towers.

          "Transferee":  as defined in Section 10.14.
           ----------

          "Type":  as to any Loan, its nature as a Base Rate Loan or a
           ----
     Eurodollar Loan.

          "Weighted Average Life":  with respect to any Loan at any date, the
           ---------------------
     number of years obtained by dividing (a) the sum of the products obtained
                                 --------
     by multiplying (i) the amount of each then remaining scheduled installment,
        -----------
     sinking fund or other scheduled payment of principal, including payment at final maturity, in respect thereof (or, in the case of the Revolving Credit Loans, each scheduled reduction in the Revolving Credit Commitment, if any), by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such reduction or payment (or in the case of the Revolving Credit Loans, each scheduled reduction in the Revolving Credit Commitment, if any), by (b) the outstanding principal amount of such Loan (or, in the case of the Revolving Credit Facility, the maximum amount of the Total Revolving Credit Commitments, regardless of any Revolving Extensions of Credit then outstanding).

          "Wholly Owned Subsidiary":  as to any Person, any other Person all of
           -----------------------
     the Capital Stock of which (other than directors' qualifying shares required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries.

          "Wholly Owned Subsidiary Guarantor":  any Subsidiary Guarantor that is
           ---------------------------------
     a Wholly Owned Subsidiary of Holdings.

          1.2. Other Definitional Provisions. (a) Unless otherwise specified
               -----------------------------
therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

          (b) As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to Holdings, the Borrower and its Subsidiaries not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

          (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          SECTION 2.    AMOUNT AND TERMS OF COMMITMENTS

          2.1. Term Loan Commitments. Subject to the terms and conditions hereof, each Term Loan Lender severally agrees to make term loans (each, a "Committed Term Loan") to the Borrower during the Term Loan Commitment Period
-------------------
in an aggregate amount not to exceed the amount of the Term Loan Commitment of such Lender; provided that after giving effect to the making of any such Loan,
             --------
the ratio of Consolidated Total Debt then outstanding to Annualized Adjusted EBITDA (calculated for the then most recent fiscal quarter for which financial statements have been delivered to the Lenders pursuant to Section 4.1 or 6.1) shall not exceed 5.50 to 1.00. The Committed Term Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 2.11.

          2.1A  Optional Term Loans
                -------------------

          (a) Subject to the terms and conditions hereof, the Borrower may at any time and from time to time after the earlier of (x) the date upon which the Term Loan Commitment has been fully drawn and (y) the date which is six months after the Closing Date, establish two additional term loan tranches (each, an

"Optional Term Loan Tranche") pursuant to which term loans ("Optional Term
---------------------------                                  -------------
Loans") may be made. Each Optional Term Loan Tranche shall be in a principal amount of at least $100,000,000. The Borrower shall request the establishment of an Optional Term Loan Tranche by delivery to the Administrative Agent of a written request therefor (the "Optional Term Loan Request") which shall be
                               --------------------------
promptly distributed by the Administrative Agent to the Lenders. Each Optional Term Loan Request shall set forth the aggregate principal amount of the requested Optional Term Loan Tranche and the Applicable Margin (or, if applicable, the formula for the calculation thereof) and the commitment fee rate, if any, applicable to the Optional Term Loans to be made under such Optional Term Loan Tranche, the amortization and maturity date of such Optional Term Loans, the borrowing procedures relating to the borrowing by the Borrower of such Optional Term Loans, and the proposed arranger for the Optional Term Loan (which may or may not be an existing Lender). All Optional Term Loans shall (w) have a Weighted Average Life (calculated on the date the related Optional Term Loan Tranche shall become effective) that is at least as long as the then Weighted Average Life (calculated on such date) of the Revolving Credit Commitments and the Term Loans, taken as a whole, (x) have a final scheduled maturity date on or after the Revolving Credit Termination Date, (y) bear interest at rates no higher than those applicable to the existing Term Loans, provided that, if the
                                                         --------
final scheduled maturity date of such Optional Term Loans is a date on or after the date which is six months after the Revolving Credit Termination Date, the applicable margin for the Optional Term Loans may exceed the Applicable Margin for the existing Term Loans as of the effective date of the Optional Term Loan Amendment giving effect to the Commitments in respect of the Optional Term Loans by a percentage to be agreed upon between the Borrower and the proposed arranger for the Optional Term Loan and consented to by the Administrative Agent (which consent shall not be unreasonably withheld) and (z) otherwise be subject to the same terms and conditions as the other Term Loans outstanding hereunder.

     (b) The Borrower may offer to any existing Lender, or to one or more additional banks, financial institutions or other entities reasonably acceptable to the Administrative Agent, the opportunity to participate in all or a portion of an Optional Term Loan Tranche.

     (c) The effectiveness of any Optional Term Loan Tranche shall be contingent upon (i) execution and delivery by the Administrative Agent, the Borrower and each Lender providing Optional Term Loan Commitments under such Optional Term Loan Tranche of an Optional Term Loan Amendment relating to such Optional Term Loan Tranche and (ii) receipt by the Administrative Agent of such corporate resolutions and officer's certificates of the Borrower and legal opinions of counsel to the Borrower as the Administrative Agent shall reasonably request with respect thereto, in each case, in form and substance reasonably satisfactory to the Administrative Agent. In the case of any Optional Term Loan Amendment executed by any Person that was not theretofore a Lender, upon the effectiveness thereof such Person shall be a party hereto and a Lender hereunder. The Borrower and the Administrative Agent agree to negotiate in good faith any Optional Term Loan Amendment relating to any Optional Term Loan Tranche.

     (d) Notwithstanding anything to the contrary in this Section 2.1A, (i) in no event shall any transaction effected pursuant to this Section 2.1A cause the sum of Total Revolving Credit Commitments, Term Loan Commitments and any Optional Term Loan Commitments to exceed an aggregate amount equal to $600,000,000, (ii) in no event may the Borrower deliver more than two Optional Term Loan Requests and (iii) no Lender shall have any obligation to participate in any Optional Term Loan Tranche unless it agrees to do so in its sole discretion.

          2.2. Procedure for Term Loan Borrowing. The Borrower shall give the
               ---------------------------------
          Administrative Agent irrevocable notice (which not ice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, one Business Day prior to the anticipated Borrowing Date) requesting that the Term Loan Lenders make the Term Loans on the proposed Borrowing Date and specifying the amount to be borrowed. The Committed Term Loans made on the Closing Date shall initially be Base Rate Loans, and no Term Loan may be converted into or continued as a Eurodollar Loan having an Interest Period in excess of one month prior to the date which is 60 days after the Closing Date. Upon receipt of such notice the Administrative Agent shall promptly notify each Term Loan Lender thereof. Not later than 12:00 Noon, New York City time, on the proposed Borrowing Date each Term Loan Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Term Loan or Term Loans to be made by such Lender. The Administrative Agent shall make available to the Borrower the aggregate of the amounts made available to the Administrative Agent by the Term Loan Lenders in like funds.

          2.3. Repayment of Committed Term Loans. (a) The Committed Term Loan of
               ---------------------------------
each Term Loan Lender shall mature in consecutive quarterly installments, commencing on September 30, 2003, each of which shall be in an amount equal to
(a) such Lender's Term Loan Percentage multiplied by an amount equal to the
                                       ----------
aggregate amount of Committed Term Loan outstanding on September 30, 2003 (other than Optional Term Loans) multiplied by (b) the percentage set forth below
                          ----------
opposite such installment:

                                         Percentage of
        Quarterly Installment           Principal Amount
        -----------------------         -----------------
             September 30, 2003               2.50%
             December 31, 2003                2.50%
             March 31, 2004                   3.75%
             June 30, 2004                    3.75%
             September 30, 2004               3.75%
             December 31, 2004                3.75%
             March 31, 2005                   6.25%
             June 30, 2005                    6.25%
             September 30, 2005               6.25%
             December 30, 2005                6.25%
             March 31, 2006                   6.25%
             June 30, 2006                    6.25%
             September 30, 2006               6.25%
             December 31, 2006                6.25%
             March 31, 2007                  15.00%
             June 30, 2007                   15.00%

          (b) The Optional Term Loans made under each Optional Term Loan Tranche shall mature in installments payable on the dates and in the amounts set forth in the Optional Term Loan Amendment executed for such Optional Term Loan Tranche pursuant to Section 2.1A.

          2.4.  Revolving Credit Commitments. Subject to the terms and
                ----------------------------
conditions hereof, each Revolving Credit Lender severally agrees to make revolving credit loans ("Revolving Credit Loans") to the Borrower from time to
                         ----------------------
time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding which, when added to such Lender's Revolving Credit Percentage of the L/C Obligations then outstanding, does not exceed the amount of such Lender's Revolving Credit Commitment; provided that after
                                                     --------
giving effect to the making of any such Loan, the ratio of Consolidated Total Debt then outstanding to Annualized Adjusted EBITDA (calculated for the then most recent fiscal quarter for which financial statements have been delivered to the Lenders pursuant to Section 4.1 or 6.1) shall not exceed 5.50 to 1.00. During the Revolving Credit Commitment Period the Borrower may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. The Revolving Credit Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.5 and 2.11, provided that no
                                                               --------
Revolving Credit Loan shall be made as a Eurodollar Loan after the day that is one month prior to the Revolving Credit Termination Date.

          2.4A Revolving Credit Commitment Increases. (a) In the event that the
               -------------------------------------
Borrower wishes to increase the Total Revolving Credit Commitments at any time when no Default or Event of Default has occurred and is continuing, it shall notify the Administrative Agent in writing of the amount (the "Revolving Credit
                                                               ----------------
Offered Increase Amount") of such proposed increase (such notice, a "Revolving
-----------------------                                              ---------
Credit Commitment Increase Notice") in a minimum amount equal to $50,000,000.
---------------------------------
The Borrower may, at its election, (i) offer one or more of the Lenders the opportunity to provide all or a portion of the Revolving Credit Offered Increase Amount pursuant to paragraph (c) below and/or (ii) with the consent of the Administrative Agent and the Issuing Lender (which consent shall not be unreasonably withheld), offer one or more additional banks, financial institutions or other entities the opportunity to provide all or a portion of the Revolving Credit Offered Increase Amount pursuant to paragraph (b) below. The Revolving Credit Commitment Increase Notice shall specify which Lenders and/or banks, financial institutions or other entities the Borrower desires to provide such Revolving Credit Offered Increase Amount. The Borrower or, if requested by the Borrower, the Administrative Agent will notify such Lenders, and/or banks, financial institutions or other entities of such offer.

     (b) Any additional bank, financial institution or other entity which the Borrower selects to offer participation in the increased Total Revolving Credit Commitments and which elects to become a party to this Agreement and obtain a Revolving Credit Commitment in an amount so offered and accepted by it pursuant to Section 2.4A(a)(ii) shall execute a New Lender Supplement with the Borrower and the Administrative Agent, substantially in the form of Exhibit J, whereupon such bank, financial institution or other entity (herein called a "New Revolving
                                                                   -------------
Credit Lender") shall become a Lender for all purposes and to the same extent as
-------------
if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement, provided that the Revolving Credit Commitment of any such New
                   --------
Revolving Credit Lender shall be in an amount not less than $5,000,000.

     (c) Any Lender which accepts an offer to it by the Borrower to increase its Revolving Credit Commitment pursuant to Section 2.4A(a)(i) shall, in each case, execute a Commitment Increase Supplement with the Borrower, the Issuing Bank and the Administrative Agent, substantially in the form of Exhibit I, whereupon such Lender shall be bound by and entitled to the benefits of this Agreement with respect to the full amount of its Revolving Credit Commitment as so increased.

          (d) If any bank, financial institution or other entity becomes a New Revolving Credit Lender pursuant to Section 2.4A(b) or any Lender's Revolving Credit Commitment is increased pursuant to Section 2.4A(c), additional RevolvingCredit Loans made on or after the effectiveness thereof (the "Revolving Credit Re-Allocation Date") shall be made pro rata based on
           -----------------------------------
     the Revolving Credit Percentages in effect on and after such Revolving Credit Re-Allocation Date (except to the extent that any such pro rata borrowings would result in any Lender making an aggregate principal amount of Revolving Credit Loans in excess of its Revolving Credit Commitment, in which case such excess amount will be allocated to, and made by, such New Revolving Credit Lenders and/or Lenders with such increased Revolving Credit Commitments to the extent of, and pro rata based on, their respective Revolving Credit Commitments otherwise available for Revolving Credit Loans), and continuations of Eurodollar Loans outstanding on such Revolving Credit Re-Allocation Date shall be effected by repayment of such Eurodollar Loans on the last day of the Interest Period applicable thereto and the making of new Eurodollar Loans pro rata based on such new Revolving Credit Percentages. In the event that on any such Revolving Credit Re-Allocation Date there is an unpaid principal amount of Base Rate Loans, the Borrower shall make prepayments thereof and borrowings of Base Rate Loans so that, after giving effect thereto, the Base Rate Loans outstanding are held pro rata based on such new Revolving Credit Percentages. In the event that on any such Revolving Credit Re-Allocation Date there is an unpaid principal amount of Eurodollar Loans, such Eurodollar Loans shall remain outstanding with the respective holders thereof until the expiration of their respective Interest Periods (unless the Borrower elects to prepay any thereof in accordance with the applicable provisions of this Agreement), and interest on and repayments of such Eurodollar Loans will be paid thereon to the respective Lenders holding such Eurodollar Loans pro rata based on the respective principal amounts thereof outstanding.

          (e)  Notwithstanding anything to the contrary in this Section 2.4A,
     (i) in no event shall any transaction effected pursuant to this Section 2.4A cause the sum of Total Revolving Credit Commitments and Term Loan Commitments (including any Optional Term Loan Commitments) to exceed $600,000,000, (ii) in no event may the Borrower deliver more than one Revolving Credit Commitment Increase Notice and (iii) no Lender shall have any obligation to increase its Revolving Credit Commitment unless it agrees to do so in its sole discretion.

          (f) The Administrative Agent shall have received on or prior to the Revolving Credit Re-Allocation Date, for the benefit of the Lenders, (i) a legal opinion of counsel to the Borrower covering such matters as are customary for transactions of this type and such other matters as may be reasonably requested by the Administrative Agent and (ii) certified copies of resolutions of the Borrower authorizing the Revolving Credit Offered Increase Amount.

               2.5. Procedure for Revolving Credit Borrowing.   The Borrower may
                    ----------------------------------------
borrow under the Revolving Credit Commitments during the Revolving Credit Commitment Period on any Business Day, provided that the Borrower shall give the
                                       --------
Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 12:00 Noon, New York City time, (a) three Business Days prior to the requested Borrowing Date, in the case of Eurodollar Loans, or
(b) one Business Day prior to the requested Borrowing Date, in the case of Base Rate Loans), specifying (i) the amount and Type of Revolving Credit Loans to be borrowed, (ii) the requested Borrowing Date and (iii) in the case of Eurodollar Loans, the length of the initial Interest Period therefor. Each borrowing under the Revolving Credit Commitments shall be in an amount equal to (x) in the case of Base Rate Loans, $1,000,000 or a whole multiple thereof (or, if the then aggregate Available Revolving Credit Commitments are less than $1,000,000, such lesser amount) and (y) in the case of Eurodollar Loans, $2,500,000 or a whole multiple of $500,000 in excess thereof. Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Revolving Credit Lender thereof. Each Revolving Credit Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent
         --- ----
     for the account of the Borrower at the Funding Office prior to 12:00 Noon, New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. The Administrative Agent shall make available to the Borrower the aggregate of the amounts made available to the Administrative Agent by the Revolving Credit Lenders in like funds as received by the Administrative Agent.

          2.6. Repayment of Loans; Evidence of Debt.  (a)  The Borrower hereby
               ------------------------------------
     unconditionally promises to pay to the Administrative Agent for the account of the appropriate Revolving Credit Lender or Term Loan Lender, as the case may be, (i) the then unpaid principal amount of each Revolving Credit Loan of such Revolving Credit Lender on the Revolving Credit Termination Date (or such earlier date on which the Loans become due and payable pursuant to Section 8) and (ii) the principal amount of each Term Loan of such Term Loan Lender in installments according to the applicable amortization schedule set forth in Section 2.3. The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in Section 2.13.

          (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

          (c) The Administrative Agent, on behalf of the Borrower, shall maintain the Register pursuant to Section 10.6(d), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder and any Note evidencing such Loan, the Type thereof and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof.

          (d) The entries made in the Register and the accounts of each Lender maintained pursuant to Section 2.6(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the
                        ----- -----
     obligations of the Borrower therein recorded; provided, however, that the
                                                   --------  -------
     failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to such Borrower by such Lender in accordance with the terms of this Agreement.

          (e) The Borrower agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will execute and deliver to such Lender a promissory note of the Borrower evidencing any Term Loans or Revolving Credit Loans of such Lender, substantially in the forms of Exhibit F-1 or F-2, respectively, with appropriate insertions as to date and principal amount.

               2.7. Commitment Fees, etc. (a) The Borrower agrees to pay to the
                    --------------------
     Administrative Agent for the account of each (i) Revolving Credit Lender a commitment fee for the period from and including the Closing Date to the last day of the Revolving Credit Commitment Period, computed at the Commitment Fee Rate on the average daily amount of the Available Revolving Credit Commitment of such Lender during the period for which payment is made and (ii) Term Loan Lender a commitment fee for the period from and including the Closing Date to the last day of the Term Loan Commitment Period, computed at the Commitment Fee Rate on the average daily amount of the available Term Loan Commitment of such Lender during the period for which payment is made, in each case, payable quarterly in arrears on the last day of each March, June, September, December and the Term Loan Commitment Period and on the Revolving Credit Termination Date, as the case may be, commencing on the first of such dates to occur after the date hereof.

               (b) The Borrower agrees to pay to LBI the fees in the amounts and on the dates previously agreed to in writing by the Borrower and LBI.

               (c) The Borrower agrees to pay to the Administrative Agent the fees in the amounts and on the dates from time to time agreed to in writing by the Borrower and the Administrative Agent.

               2.8. Optional Termination or Reduction of Revolving Credit
                    -----------------------------------------------------
     Commitments. The Borrower shall have the right, upon not less than three
     -----------
     Business Days' notice to the Administrative Agent, to terminate the Revolving Credit Commitments or, from time to time, to reduce the amount of the Revolving Credit Commitments; provided that no such termination or
                                       --------
     reduction of Revolving Credit Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans made on the effective date thereof, the Total Revolving Extensions of Credit would exceed the Total Revolving Credit Commitments. Any such reduction shall be in an amount equal to $5,000,000, or a whole multiple of $1,000,000 in excess thereof, and shall reduce permanently the Revolving Credit Commitments then in effect.

               2.9. Optional Prepayments.  The Borrower may at any time and from
                    --------------------
     time to time prepay the Loans, in whole or in part, without premium or penalty, upon irrevocable notice delivered to the Administrative Agent at least three Business Days prior thereto in the case of Eurodollar Loans and at least one Business Day prior thereto in the case of Base Rate Loans, which notice shall specify the date and amount of prepayment and whether the prepayment is of Eurodollar Loans or Base Rate Loans; provided, that if
                                                               --------
     a Eurodollar Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 2.19. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (except in the case of Revolving Credit Loans that are Base Rate Loans) accrued interest to such date on the amount prepaid. Optional partial prepayments of Term Loans and Revolving Credit Loans shall be in an aggregate principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof.

               2.10. Mandatory Prepayments and Commitment Reductions. (a)
                     -----------------------------------------------
     Unless the Required Prepayment Lenders shall otherwise agree, if on any date Holdings, the Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Sale or Recovery Event then, unless a Reinvestment Notice shall be delivered in respect thereof, such Net Cash Proceeds shall be applied on such date toward the prepayment of the Term Loans and the permanent reduction of the Revolving Credit Commitments in accordance with Section 2.16; provided, that, notwithstanding the
                                   --------
     foregoing, (i) the aggregate Net Cash Proceeds of Asset Sales that may be held by the Borrower for reinvestment and excluded from the foregoing requirement pursuant to a Reinvestment Notice shall not exceed $10,000,000 at any time and (ii) on each Reinvestment Prepayment Date, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied toward the prepayment of the Term Loans and the reduction of the Revolving Credit Commitments in accordance with
     Section 2.16.

               (b) Unless the Required Prepayment Lenders shall otherwise agree, if, for any fiscal year of the Borrower commencing with the fiscal year ending December 31, 2001, there shall be Excess Cash Flow, the Borrower shall, on the relevant Excess Cash Flow Application Date, apply 50% of such Excess Cash Flow toward the prepayment of the Term Loans and the permanent reduction of the Revolving Credit Commitments in accordance with Section 2.16. Each such prepayment and commitment reduction shall be made on a date (an "Excess Cash Flow Application Date") no later than five
                         ---------------------------------
     days after the earlier of (i) the date on which the financial statements of the Borrower referred to in Section 6.1(a), for the fiscal year with respect to which such prepayment is made, are required to be delivered to the Lenders and (ii) the date such financial statements are actually delivered.

               (c) Amounts required by this Section to be applied to the prepayment of the Term Loans and the permanent reduction of the Revolving Credit Commitments shall be applied first, to the reduction of the then unused Term Loan Commitments, second, to the prepayment of the Committed
                                   ------
     Term Loans, third, to the prepayment of the Optional Term Loans, if any, fourth, to reduce permanently the Revolving Credit Commitments and, fifth,
     ------                                                              -----
     to reduce permanently any Optional Term Loan Commitments then unused and in effect. Any such permanent reduction of the Revolving Credit Commitments shall be accompanied by prepayment of the Revolving Credit Loans to the extent, if any, that the Total Revolving Extensions of Credit exceed the amount of the Total Revolving Credit Commitments as so reduced, provided
                                                                     --------
     that if the aggregate principal amount of Revolving Credit Loans then outstanding is less than the amount of such excess (because L/C Obligations constitute a portion thereof), the Borrower shall, to the extent of the balance of such excess, replace outstanding Letters of Credit and/or deposit an amount in cash in a cash collateral account established with the Administrative Agent for the benefit of the Lenders on terms and conditions reasonably satisfactory to the Administrative Agent. Each prepayment of the Loans under this Section (except in the case of Revolving Credit Loans that are Base Rate Loans) shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

               2.11. Conversion and Continuation Options. (a) The Borrower may elect from time to time to convert Eurodollar Loans to Base Rate Loans by giving the Administrative Agent at least two Business Days' prior irrevocable notice of such election, provided that any such conversion of
                                          --------
     Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert Base Rate Loans to

     Eurodollar Loans by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election (which notice shall specify the length of the initial Interest Period therefor), provided that no Base
                                                          --------
     Rate Loan under a particular Facility may be converted into a Eurodollar Loan (i) when any Event of Default has occurred and is continuing and the Administrative Agent or the Majority Facility Lenders in respect of such Facility have determined in its or their sole discretion not to permit such conversions or (ii) after the date that is one month prior to the final scheduled termination or maturity date of such Facility. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

               (b) Any Eurodollar Loan may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving irrevocable notice to the Administrative Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in Section 1.1, of the length of the next Interest Period to be applicable to such Loans, provided that no Eurodollar Loan under a
                               --------
     particular Facility may be continued as such (i) when any Event of Default has occurred and is continuing and the Administrative Agent has or the Majority Facility Lenders in respect of such Facility have determined in its or their sole discretion not to permit such continuations or (ii) after the date that is one month prior to the final scheduled termination or maturity date of such Facility; and provided, further, that if the Borrower
                                         --------  -------
     shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso such Loans shall be automatically converted to Base Rate Loans on the last day of such then expiring Interest Period. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

               2.12. Minimum Amounts and Maximum Number of Eurodollar Tranches.
                     ---------------------------------------------------------
     Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions, continuations and optional prepayments of Eurodollar Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, (a) after giving effect thereto, the aggregate principal amount of the Eurodollar Loans comprising each Eurodollar Tranche shall be equal to $2,500,000 or a whole multiple of $500,000 in excess thereof and (b) no more than 15 Eurodollar Tranches shall be outstanding at any one time.

               2.13. Interest Rates and Payment Dates. (a) Each Eurodollar Loan
                     --------------------------------
     shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin.
              ----

               (b) Each Base Rate Loan shall bear interest at a rate per annum equal to the Base Rate plus the Applicable Margin.
                            ----

               (c) (i) If all or a portion of the principal amount of any Loan or Reimbursement Obligation shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum that is equal to (x) in the case of the Loans, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2% or (y) in the case of
                                          ----
     Reimbursement Obligations, the rate applicable to Base Rate Loans under the Revolving Credit Facility plus 2%, and (ii) if all or a portion of any
                               ----
     interest payable on any Loan or Reimbursement Obligation or any commitment fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to the rate then applicable to Base Rate Loans under the relevant Facility plus 2%
                                                                         ----
     (or, in the case or any such other amounts that do not relate to a particular Facility, the rate then applicable to Base Rate Loans under the Revolving Credit Facility plus 2%), in each case, with respect to clauses
                               ----
     (i) and (ii) above, from the date of such non-payment until such amount is paid in full (after as well as before judgment).

               (d) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of
                   --------
     this Section shall be payable from time to time on demand.

               2.14. Computation of Interest and Fees. (a) Interest, fees and
                     --------------------------------
     commissions payable pursuant hereto shall be calculated on the basis of a 360-day year for the actual days elapsed, except that, with respect to Base Rate Loans the rate of interest on which is calculated on the basis of the Prime Rate, the interest thereon shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the Base Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of the effective date and the amount of each such change in interest rate.

               (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to
     Section 2.13(a).

               2.15. Inability to Determine Interest Rate.  If prior to the
                     ------------------------------------
     first day of any Interest Period:

               (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

               (b) the Administrative Agent shall have received notice from the Majority Facility Lenders in respect of the relevant Facility that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the relevant Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans under the relevant Facility requested to be made on the first day of such Interest Period shall be made as Base Rate Loans, (y) any Loans under the relevant Facility that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be continued as Base Rate Loans and (z) any outstanding Eurodollar Loans under the relevant Facility shall be converted, on the last day of the then current Interest Period with respect thereto, to Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans under the relevant Facility shall be made or continued as such, nor shall the Borrower have the right to convert Loans under the relevant Facility to Eurodollar Loans.

               2.16. Pro Rata Treatment and Payments.  (a) Each borrowing by the Borrower from the Lenders hereunder, each payment by the Borrower on account of any commitment fee and any reduction of the Commitments of the Lenders shall be made pro rata according to the respective Term Loan
                           --- ----
     Percentages, Optional Term Loan Percentages for the relevant Optional Term Loan Tranche or Revolving Credit Percentages, as the case may be, of the relevant Lenders. Each payment (other than prepayments) in respect of principal or interest in respect of the Loans, each payment in respect of fees payable hereunder, and each payment in respect of Reimbursement Obligations, shall be applied to the amounts of such obligations owing to the Lenders pro rata according to the respective amounts then due and owing
                 --- ----
     to the Lenders .

               (b) Each payment (including each prepayment) by the Borrower on account of principal and interest on the Term Loans shall be allocated among the Term Loan Lenders pro rata based on the outstanding principal
                                 --- ----
     amounts of the Term Loans then held by the Term Loan Lenders, and shall be applied to the installments of the Term Loans pro rata based on the
                                                   --- ----
     remaining outstanding principal amounts of such installments. Amounts prepaid on account of the Term Loans may not be reborrowed.

               (c) Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Revolving Credit Loans shall be allocated among the Revolving Credit Lenders pro rata based on the
                                                  --- ----
     outstanding principal amounts of the Revolving Credit Loans then held by the Revolving Credit Lenders.

               (d) The application of any payment of Loans under any Facility (including mandatory prepayments but excluding optional prepayments) shall be made, first, to Base Rate Loans under such Facility and, second, to
              -----                                              ------
     Eurodollar Loans under such Facility. The application of optional prepayments shall be as directed by the Borrower. Each payment of the Loans (except in the case of Revolving Credit Loans that are Base Rate Loans) shall be accompanied by accrued interest to the date of such payment on the amount paid.

               (e) All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Payment Office, in Dollars and in immediately available funds. The Administrative Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension.

     (f) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this paragraph shall be conclusive in the absence of manifest error. If such Lender's share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Base Rate Loans under the relevant Facility, on demand, from the Borrower.

     (g) Unless the Administrative Agent shall have been notified in writing by the Borrower prior to the date of any payment being made hereunder that the Borrower will not make such payment to the Administrative Agent, the Administrative Agent may assume that the Borrower is making such payment, and the Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the Lenders their respective pro rata shares
                                                                --- ----
of a corresponding amount. If such payment is not made to the Administrative Agent by the Borrower within three Business Days of such required date, the Administrative Agent shall be entitled to recover, on demand, from each Lender to which any amount which was made available pursuant to the preceding sentence, such amount with interest thereon at the rate per annum equal to the daily average Federal Funds Effective Rate. Nothing herein shall be deemed to limit the rights of the Administrative Agent or any Lender against the Borrower.

     2.17.  Requirements of Law.  (a)  If the adoption of or any change in any
            -------------------
Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

           (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any Application or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by Section 2.18 and changes in the rate of tax on the overall net income of such Lender);

          (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender that is not otherwise included in the determination of the Eurodollar Rate hereunder; or

          (iii) shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or issuing or participating in Letters of Credit, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled provided that the Borrower
                                                   --------
shall not be required to compensate a Lender pursuant to this paragraph for any amounts incurred more than six months prior to the date on which such Lender notifies the Borrower of such Lender's intention to claim compensation therefor; and provided further that, if the circumstances giving rise to such claim have a
    -------- -------
retroactive effect, then such six-month period shall be extended to include the period of such retroactive effect.

          (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Borrower (with a copy to the Administrative Agent) of a written request therefor, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction; provided that the Borrower shall not be required to compensate a Lender
--------
pursuant to this paragraph for any amounts incurred more than six months prior to the date on which such Lender notifies the Borrower of such Lender's intention to claim compensation therefor; and provided further that, if the
                                              -------- -------
circumstances giving rise to such claim have a retroactive effect, then such six-month period shall be extended to include the period of such retroactive effect. If any Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled.


          (c) A certificate as to any additional amounts payable pursuant to this Section submitted by any Lender to the Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. The obligations of the Borrower pursuant to this Section shall survive the termination of this Agreement and the payment of the Revolving Credit Loans and all other amounts payable hereunder.

          2.18.  Taxes.  (a) All payments made by the Borrower under this
                 -----
Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on any Agent or any Lender as a result of a present or former connection between such Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Agent's or such Lender's having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") or Other Taxes
                                            ------------------
are required to be withheld from any amounts payable to any Agent or any Lender hereunder, the amounts so payable to such Agent or such Lender shall be increased to the extent necessary to yield to such Agent or such Lender (after payment of all Non-Excluded Taxes and Other Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, provided, however, that the Borrower shall not be required to
           --------  -------
increase any such amounts payable to any Lender with respect to any Non-Excluded Taxes (i) that are attributable to such Lender's failure to comply with the requirements of paragraph (d) or (e) of this Section or (ii) that are United States withholding taxes imposed on amounts payable to such Lender at the time the Lender becomes a party to this Agreement, except to the extent that such Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrower with respect to such Non-Excluded Taxes pursuant to Section 2.18(a).

          (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

          (c) Whenever any Non-Excluded Taxes or Other Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for the account of the relevant Agent or Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes or Other Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Agents and the Lenders for any incremental taxes, interest or penalties that may become payable by any Agent or any Lender as a result of any such failure. The agreements in this
Section 2.18 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          (d) Each Lender (or Transferee) that is not a U.S. Person as defined in Section 7701(a)(30) of the Code (a "Non-U.S. Lender") shall deliver to the
                                       ---------------
Borrower and the Administrative Agent (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) two copies of either U.S. Internal Revenue Service Form W-8BEN or Form W-8EC1, or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest" a statement substantially in the form of Exhibit G and a Form W-8BEN, or any subsequent versions thereof or successors thereto properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or a reduced rate of,

U.S. federal withholding tax on all payments by the Borrower under this Agreement and the other Loan Documents. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of this paragraph, a Non-U.S. Lender shall not be required to deliver any form pursuant to this paragraph that such Non-U.S. Lender is not legally able to deliver.

          (e) A Lender that is entitled to an exemption from or reduction of non-U.S. withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate, provided that such Lender is
                                               --------
legally entitled to complete, execute and deliver such documentation and in such Lender's reasonable judgment such completion, execution or submission would not materially prejudice the legal position of such Lender.

          2.19. Indemnity. The Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense that such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment or conversion of Eurodollar Loans on a day that is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest that would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) that
----
would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. A certificate as to any amounts payable pursuant to this Section submitted to the Borrower by any Lender shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          2.20. Illegality. Notwithstanding any other provision herein, if the
                ----------
adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar
Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert Base Rate Loans to Eurodollar Loans shall forthwith be canceled and (b) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 2.19.

          2.21.  Change of Lending Office.  Each Lender agrees that, upon the
                 ------------------------
occurrence of any event giving rise to the operation of Section 2.17, 2.18(a) or
2.20 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event with the object of avoiding the consequences of such event; provided, that such
                                                   --------
designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending office(s) to suffer no economic, legal or regulatory disadvantage, and provided, further, that nothing in this Section shall affect
                  --------
or postpone any of the obligations of any Borrower or the rights of any Lender pursuant to Section 2.17, 2.18(a) or 2.20.

                        SECTION 3. LETTERS OF CREDIT

          3.1. L/C Commitment.  (a)  Subject to the terms and conditions hereof,
               --------------
the Issuing Lender, in reliance on the agreements of the other Revolving Credit Lenders set forth in Section 3.4(a), agrees to issue letters of credit ("Letters
                                                                         -------
of Credit") for the account of the Borrower on any Business Day during the
---------
Revolving Credit Commitment Period in such form as may be approved from time to time by the Issuing Lender; provided that the Issuing Lender shall have no
                            --------
obligation to issue any Letter of Credit if, after giving effect to such issuance, (i) the L/C Obligations would exceed the L/C Commitment or (ii) the aggregate amount of the Available Revolving Credit Commitments would be less than zero. Each Letter of Credit shall (i) be denominated in Dollars and (ii) expire no later than the earlier of (x) the first anniversary of its date of issuance and (y) the date which is five Business Days prior to the Revolving Credit Termination Date, provided that any Letter of Credit with a one-year term
                         --------
may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (y) above).

          (b) The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

          3.2. Procedure for Issuance of Letter of Credit.  The Borrower may
               ------------------------------------------
from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Issuing Lender (with a copy to the Administrative Agent) at its address for notices specified herein an Application therefor, completed to the satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may request. Upon receipt of any Application, the Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly (but in no event more than five Business Days following the receipt of such Application) issue the Letter of Credit requested thereby by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed to by the Issuing Lender and the Borrower (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto). Promptly after issuance by the Issuing Lender of a Letter of Credit, the Issuing Lender shall furnish a copy of such Letter of Credit to the Borrower. The Issuing Lender shall, within three days of such issuance, give to the Administrative Agent notice of the issuance of each Letter of Credit (including the amount thereof). Upon the written request of any Revolving Credit Lender, the Administrative Agent will, within three Business Days of such request, inform such Revolving Credit Lender of the aggregate drawable amount of all Letters of Credit outstanding on the date of such request.

          3.3. Fees and Other Charges.  (a)  The Borrower will pay to the
               ----------------------
Administrative Agent, for the account of the Revolving Credit Lenders, a fee on the aggregate drawable amount of all outstanding Letters of Credit at a per annum rate equal to the Applicable Margin then in effect with respect to Eurodollar Loans under the Revolving Credit Facility, to be shared ratably among the Revolving Credit Lenders in accordance with their respective Revolving Credit Percentages and payable quarterly in arrears on each L/C Fee Payment Date after the issuance date.

          (b) In addition to the foregoing fees, the Borrower shall pay to the Issuing Lender for its own account a fronting fee of 0.125% per annum on the aggregate drawable amount of all outstanding Letters of Credit. Such fronting fees shall be payable quarterly in arrears on each L/C Fee Payment Date and shall be nonrefundable.

          (c) In addition to the foregoing fees, the Borrower shall pay or reimburse the Issuing Lender for such normal and customary costs and expenses as are incurred or charged by the Issuing Lender in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit.

          3.4. L/C Participations.  (a)  The Issuing Lender irrevocably agrees
               ------------------
to grant and hereby grants to each L/C Participant, and, to induce the Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's Revolving Credit Percentage in the Issuing Lender's obligations and rights under each Letter of Credit issued hereunder and the amount of each draft paid by the Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such L/C Participant shall pay to the Issuing Lender upon demand at the Issuing Lender's address for notices specified herein an amount equal to such L/C Participant's Revolving Credit Percentage of the amount of such draft, or any part thereof, that is not so reimbursed.

          (b) If any amount required to be paid by any L/C Participant to the Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit is paid to the Issuing Lender within three Business Days after the date such payment is due, such L/C Participant shall pay to the Issuing Lender on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Participant pursuant to Section 3.4(a) is not made available to the Issuing Lender by such L/C Participant within three Business Days after the date such payment is due, the Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to Base Rate Loans under the Revolving Credit Facility. A certificate of the Issuing Lender submitted to any L/C Participant with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error.

          (c) Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its pro
                                                                         ---
rata share of such payment in accordance with Section 3.4(a), the Issuing Lender
----
receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by the Issuing Lender), or any payment of interest on account thereof, the Issuing Lender will distribute to such L/C Participant its pro rata share thereof;
                                                   --- ----
provided, however, that in the event that any such payment received by the
--------  -------
Issuing Lender shall be required to be returned by the Issuing Lender, such L/C Participant shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it.

          3.5. Reimbursement Obligation of the Borrower. The Borrower agrees to reimburse the Issuing Lender on the next Business Day after each date on which the Issuing Lender notifies the Borrower of the date and amount of a draft presented under any Letter of Credit and paid by the Issuing Lender for the amount of (a) such draft so paid and (b) any taxes, fees, charges or other costs or expenses incurred by the Issuing Lender in connection with such payment (the amounts described in the foregoing clauses (a) and (b) in respect of any drawing, collectively, the "Payment Amount"). Each such payment shall be made to
                            --------------
the Issuing Lender at its address for notices specified herein in lawful money of the United States of America and in immediately available funds. Interest shall be payable on each Payment Amount from the date of the applicable drawing until payment in full at the rate set forth in (i) until the second Business Day following the date of the applicable drawing, Section 2.13(b) and (ii) thereafter, Section 2.13(c). Each drawing under any Letter of Credit shall (unless an event of the type described in clause (i) or (ii) of Section 8(f) shall have occurred and be continuing with respect to the Borrower, in which case the procedures specified in Section 3.4 for funding by L/C Participants shall apply) constitute a request by the Borrower to the Administrative Agent for a borrowing pursuant to Section 2.5 of Base Rate Loans in the amount of such drawing. The Borrowing Date with respect to such borrowing shall be the first date on which a borrowing of Revolving Credit Loans could be made pursuant to
Section 2.5 if the Administrative Agent had received a notice of such borrowing at the time the Administrative Agent receives notice from the Issuing Lender of such drawing under such Letter of Credit.

          3.6. Obligations Absolute.  The Borrower's obligations under this
               --------------------
Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment that the Borrower may have or have had against the Issuing Lender, any beneficiary of a Letter of Credit or any other Person. The Borrower also agrees with the Issuing Lender that the Issuing Lender shall not be responsible for, and the Borrower's Reimbursement Obligations under Section 3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. The Issuing Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Issuing Lender. The Borrower agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards or care specified in the Uniform Commercial Code in effect in the State of New York or, if applicable to such Letter of Credit, the Uniform Customs and Practice for Documentary Credits or the International Standby Practices as published by the International Chamber of Commerce most recently at the time of issuance of any Letter of Credit, shall be binding on the Borrower and shall not result in any liability of the Issuing Lender to the Borrower.

          3.7. Letter of Credit Payments.  If any draft shall be presented for
               -------------------------
payment under any Letter of Credit, the Issuing Lender shall promptly notify the Borrower of the date and amount thereof. The responsibility of the Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment appear on their face to be in conformity with such Letter of Credit.

          3.8. Applications.  To the extent that any provision of any
               ------------
Application related to any Letter of Credit is inconsistent with the provisions of this Section 3, the provisions of this Section 3 shall apply.

                  SECTION 4.  REPRESENTATIONS AND WARRANTIES

          To induce the Agents and the Lenders to enter into this Agreement and to make Loans and issue or participate in the Letters of Credit, Holdings and the Borrower hereby jointly and severally represent and warrant to each Agent and each Lender that:

          4.1. Financial Condition.  (a)  The unaudited pro forma consolidated
               -------------------                      --- -----
balance sheet of Holdings, the Borrower and its consolidated Subsidiaries as at March 31, 2001

(including the notes thereto) (the "Pro Forma Balance Sheet"), copies of which
                                    -----------------------
have heretofore been furnished to each Lender, has been prepared giving effect (as if such events had occurred on such date) to (i) the Loans to be made on the Closing Date and the use of the proceeds thereof described in Section 4.16 and
(ii) the payment of fees and expenses in connection with the foregoing. The Pro Forma Balance Sheet has been prepared based on the best information available to the Borrower as of the date of delivery thereof, and presents fairly in all material respects on a pro forma basis the estimated financial position of
                       ---------
Holdings, the Borrower and its consolidated Subsidiaries as at March 31, 2001, assuming that the events specified in the preceding sentence had actually occurred at such date.

          (b) The audited consolidated balance sheets of Holdings and its Subsidiaries as at December 31, 2000 and December 31, 1999 and the related statements of income and of cash flows for the three fiscal years ended December 31, 2000, reported on by and accompanied by an unqualified report from Arthur Andersen LLP, present fairly in all material respects the consolidated financial condition of Holdings and its Subsidiaries as at such date, and the consolidated results of its operations and its consolidated cash flows for the respective fiscal years then ended. The unaudited consolidated balance sheet of Holdings and its Subsidiaries and of the Borrower and its Subsidiaries as at March 31, 2001, and the related unaudited consolidated statements of income and cash flows for the three-month period ended on such date, present fairly in all material respects the consolidated financial condition of Holdings and its Subsidiaries and of the Borrower and its Subsidiaries, as the case may be, as at such date, and the consolidated results of its operations and its consolidated cash flows for the three-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein). Holdings, the Borrower and its Subsidiaries do not have any material Guarantee Obligations, contingent liabilities and liabilities for taxes, or any long-term leases or unusual forward or long-term commitments, including, without limitation, any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are not reflected in the most recent financial statements referred to in this paragraph. During the period from March 31, 2001 to and including the date hereof there has been no Disposition by Holdings or the Borrower of any material part of its business or Property.

          4.2. No Change. Since December 31, 2000 there has been no development
               ---------
or event that has had or could reasonably be expected to have a Material Adverse Effect.

          4.3. Corporate Existence; Compliance with Law. Each of Holdings, the
               ----------------------------------------
Borrower and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority, and the legal right, to own and operate its Property, to lease the Property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires such qualification except to the extent the failure to be so qualified could not, in the aggregate, reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          4.4. Corporate Power; Authorization; Enforceable Obligations. Each
               -------------------------------------------------------
Loan Party has the corporate power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and, in the case of the Borrower, to borrow hereunder. Each Loan Party has taken all necessary corporate action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the borrowings on the terms and conditions of this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or any of the Loan Documents, except (i) consents, authorizations, filings and notices described in
Schedule 4.4, which consents, authorizations, filings and notices have been obtained or made and are in full force and effect and (ii) the filings referred to in Section 4.19. Each Loan Document has been duly executed and delivered on behalf of each Loan Party party thereto. This Agreement constitutes, and each other Loan Document upon execution will constitute, a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          4.5. No Legal Bar. The execution, delivery and performance of this
               ------------
Agreement and the other Loan Documents, the issuance of Letters of Credit, the borrowings hereunder and the use of the proceeds thereof (a) will not violate any Requirement of Law or any Contractual Obligation of Holdings, the Borrower or any of its Subsidiaries except (x) as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect and (y) for such Contractual Obligations pursuant to which the Administrative Agent is required to execute and deliver a non-disturbance agreement and (b) will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents). No Requirement of Law or Contractual Obligation applicable to the Borrower or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

          4.6. No Material Litigation. No litigation, investigation or
               ----------------------
proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of Holdings or the Borrower, threatened by or against Holdings, the Borrower or any of its Subsidiaries or against any of their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) that could reasonably be expected to have a Material Adverse Effect.

          4.7. No Default. Neither Holdings, the Borrower nor any of its
               ----------
Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect that could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

          4.8. Ownership of Property; Liens. Each of Holdings, the Borrower and
               ----------------------------
its Subsidiaries has title in fee simple to, a valid leasehold interest in, or an easement, license or permit to occupy, all its real property, and good title to, a valid leasehold interest in, or an easement, license or permit to occupy, all its other Property, and none of such Property is subject to any Lien except as permitted by Section 7.3.

          4.9.  Intellectual Property. Holdings, the Borrower and each of its
                ---------------------
Subsidiaries owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted. No material claim has been asserted and is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property, nor does Holdings or the Borrower know of any valid basis for any such claim. The use of Intellectual Property by Holdings, the Borrower and its Subsidiaries does not infringe on the rights of any Person in any material respect.

          4.10. Taxes. Each of Holdings, the Borrower and each of its
                -----
Subsidiaries has filed or caused to be filed all Federal, state and other material tax returns that are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its Property and all other taxes, fees or other charges imposed on it or any of its Property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of Holdings, the Borrower or its Subsidiaries, as the case may be); no tax Lien has been filed, and, to the knowledge of Holdings and the Borrower, no claim is being asserted, with respect to any such tax, fee or other charge.

          4.11. Federal Regulations. No part of the proceeds of any Loans will
                -------------------
be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect or for any purpose that violates the provisions of the Regulations of the Board. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1 referred to in Regulation U.

          4.12. Labor Matters. There are no strikes or other labor disputes
                -------------
against Holdings, the Borrower or any of its Subsidiaries pending or, to the knowledge of Holdings or the Borrower, threatened that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect. Hours worked by and payment made to employees of Holdings, the Borrower and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect. All payments due from Holdings, the Borrower or any of its Subsidiaries on account of employee health and welfare insurance that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect if not paid have been paid or accrued as a liability on the books of Holdings, the Borrower or the relevant Subsidiary.

          4.13. ERISA. Neither a Reportable Event nor an "accumulated funding
                -----
deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by a material amount. Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan that has resulted or could reasonably be expected to result in a material liability under ERISA, and neither the Borrower nor any Commonly Controlled Entity would become subject to any material liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or Insolvent.

          4.14.  Investment Company Act; Other Regulations. No Loan Party is an
                 -----------------------------------------
"investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. No Loan Party is subject to regulation under any Requirement of Law (other than Regulation X of the Board) which limits its ability to incur Indebtedness.

          4.15.  Subsidiaries. (a) The Subsidiaries listed on Schedule 4.15
                 ------------
constitute all the Subsidiaries of the Borrower as of the Closing Date. Schedule
4.15 sets forth as of the Closing Date the name and jurisdiction of incorporation of each Subsidiary and, as to each such Subsidiary, the percentage of each class of Capital Stock owned by any Loan Party, with a notation indicating each SPC.

          (b) There are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors and directors' qualifying shares) of any nature relating to any Capital Stock of the Borrower or any Subsidiary.

          4.16.  Use of Proceeds. The proceeds of the Loans shall be to finance
                 ---------------
(i) the acquisition and/or construction of Towers, tower sites, Tower Companies and related assets, (ii) the acquisition of rights to place antennae on the sides and rooftops of buildings owned by others, (iii) the acquisition of leasehold interests in existing transmission towers to be subleased to others,
(iv) the Borrower's business of managing transmission towers owned by others,
(v) the Borrower's existing wireless transmission towers and related assets and
(vi) other working capital needs and general corporate purposes of the Borrower and its Subsidiaries.

          4.17.  Environmental Matters. Other than exceptions to any of the
                 ---------------------
following that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect:

          (a) the Borrower and its Subsidiaries: (i) are, and within the period of all applicable statutes of limitation have been, in compliance with all applicable Environmental Laws; (ii) hold all Environmental Permits (each of which is in full force and effect) required for any of their current or intended operations or for any property owned, leased, or otherwise operated by any of them; (iii) are, and within the period of all applicable statutes of limitation have been, in compliance with all of their Environmental Permits; and (iv) reasonably believe that: each of their Environmental Permits will be timely renewed and complied with, without material expense; any additional Environmental Permits that may be required of any of them will be timely obtained and complied with, without material expense; and compliance with any Environmental Law that is or is expected to become applicable to any of them will be timely attained and maintained, without material expense.

     (b) Materials of Environmental Concern are not present at, on, under, in, or about any real property now or formerly owned, leased or operated by the Borrower or any of its Subsidiaries, or at any other location (including, without limitation, any location to which Materials of Environmental Concern have been sent for re-use or recycling or for treatment, storage, or disposal) which could reasonably be expected to (i) give rise to liability of the Borrower or any of its Subsidiaries under any applicable Environmental Law or otherwise result in costs to the Borrower or any of its Subsidiaries, or (ii) interfere with the Borrower's or any of its Subsidiaries' continued operations, or (iii) impair the fair saleable value of any real property owned or leased by the Borrower or any of its Subsidiaries.

     (c) There is no judicial, administrative, or arbitral proceeding (including any notice of violation or alleged violation) under or relating to any Environmental Law to which the Borrower or any of its Subsidiaries is, or to the knowledge of the Borrower or any of its Subsidiaries will be, named as a party that is pending or, to the knowledge of the Borrower or any of its Subsidiaries, threatened.

     (d) Neither the Borrower nor any of its Subsidiaries has received any written request for information, or been notified that it is a potentially responsible party under or relating to the federal Comprehensive Environmental Response, Compensation, and Liability Act or any similar Environmental Law, or with respect to any Materials of Environmental Concern.

     (e) Neither the Borrower nor any of its Subsidiaries has entered into or agreed to any consent decree, order, or settlement or other agreement, or is subject to any judgment, decree, or order or other agreement, in any judicial, administrative, arbitral, or other forum for dispute resolution, relating to compliance with or liability under any Environmental Law.

     (f) Neither the Borrower nor any of its Subsidiaries has assumed or retained, by contract or operation of law, any liabilities of any kind, fixed or contingent, known or unknown, under any Environmental Law or with respect to any Material of Environmental Concern.

     4.18. Accuracy of Information, etc. No statement or information contained
           -----------------------
in this Agreement, any other Loan Document, the Confidential Information Memorandum or any other written document, certificate or statement furnished to the Administrative Agent or the Lenders or any of them, by or on behalf of any Loan Party for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, contained as of the date such statement, information, document or certificate was so furnished (or, in the case of the Confidential Information Memorandum, as of the date of this Agreement), any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained herein or therein not misleading. The projections and pro forma
                                                                --- -----
financial information contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of the Borrower to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount. There is no fact actually known to any Loan Party that could reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Loan Documents, in the Confidential Information Memorandum or in any other documents, certificates and statements furnished to the Agents and the Lenders for use in connection with the transactions contemplated hereby and by the other Loan Documents.

          4.19.  Security Documents. (a) The Guarantee and Collateral Agreement
                 ------------------
is effective to create in favor of the Administrative Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. In the case of the Pledged Stock described in the Guarantee and Collateral Agreement, stock certificates representing such Pledged Stock having been delivered to the Administrative Agent, and in the case of the other Collateral described in the Guarantee and Collateral Agreement, financing statements in appropriate form having been filed in the offices specified on Schedule 4.19(a) and such other filings as are specified on Schedule 3 to the Guarantee and Collateral Agreement having been duly completed, the Guarantee and Collateral Agreement constitutes a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof, as security for the Obligations (as defined in the Guarantee and Collateral Agreement), in each case prior and superior in right to any other Person (except, in the case of Collateral other than Pledged Stock, Liens permitted by Section 7.3). Notwithstanding the foregoing, it is understood that UCC-1 financing statements are not being filed in respect of equipment in locations where the value of such equipment is less than $50,000, that fixture filings are not being made in respect of Tower locations which are not Mortgaged Properties .

          (b) Each of the Mortgages executed and delivered after the Closing Date will be when so executed and delivered, effective to create in favor of the Administrative Agent, for the benefit of the Lenders, a legal, valid and enforceable Lien on the Mortgaged Properties described therein and proceeds thereof, and when such Mortgages are recorded in the appropriate recording office, each such Mortgage shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Mortgaged Properties and the proceeds thereof, as security for the Obligations (as defined in the relevant Mortgage), in each case prior and superior in right to any other Person.

          4.20.  Solvency. Each Loan Party is, and after giving effect to the
                 --------
incurrence of all Indebtedness and obligations being incurred in connection herewith will be and will continue to be, Solvent.

          4.21.  Real Property Leases. The present and contemplated use of the
                 --------------------
real property owned or leased by the Borrower or any of its Subsidiaries for the operation of Towers is in compliance in all material respects with all applicable zoning ordinances and regulations and other laws and regulations where failure so to comply would result, or create reasonable risk of resulting, in a Material Adverse Effect. Each lease pursuant to which the Borrower or any of its Subsidiaries, as lessee, acquired rights in real property upon which any Tower is situated is in full force and effect, the Borrower or such Subsidiary has all rights of the lessee thereunder, there has been no default in the performance of any of its terms or conditions by the Borrower or any such Subsidiary nor (to the best of the Borrower's knowledge) any other party thereto, and no claims of default have been asserted with respect thereto where such default would result, or create a reasonable risk of resulting, in a Material Adverse Effect.

          4.22.  FCC and FAA Matters; State Regulatory Compliance. (a) The
                 ------------------------------------------------
Borrower (i) has duly and timely filed all material reports, registrations and other material filings, if any, which are required to be filed by it or any of its Subsidiaries under the Communications Act or any other applicable law, rule or regulation of any Governmental Authority, including the FCC and the FAA, the non-filing of which would not result, or be reasonably likely to result, in a Material Adverse Effect and (ii) is in compliance with all such laws, rules, regulations and ordinances, including those promulgated by the FCC and the FAA, to the extent the non-compliance with which would result, or be reasonably likely to result, in a Material Adverse Effect. All information provided by or on behalf of the Borrower or any Affiliate in any material filing, if any, with the FCC and the FAA relating to the business of the Borrower and its Subsidiaries was, to the knowledge of such Person at the time of filing, complete and correct in all material respects when made, and the FCC and the FAA have been notified of any substantial or significant changes in such information as may be required in accordance with applicable Requirements of Law.

          (b) The Borrower and its Subsidiaries have all permits, certificates, licenses, tariff approvals and other authorizations from all state and federal Governmental Authorities required to conduct their current business except for such permits, certificates, licenses, tariff approvals and other authorizations as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (c) Except as described on Schedule 4.22, the Borrower has no knowledge of any investigation, notice of apparent liability, violation, forfeiture or other order or complaint issued by or before any state or federal Governmental Authority, or of any other proceedings of or before any state or federal Governmental Authority, which could reasonably be expected to have a Material Adverse Effect.

          4.23. Ownership of Towers by SPCs. (a) All Tower sites wholly or partially owned by the Borrower or any of its Subsidiaries or leased by the Borrower or any of its Subsidiaries are either (x) owned or leased by an SPC or
(y) subject to a Mortgage pursuant to Section 6.10(b).

          (b) As of the Closing Date, approximately 36% of Tower sites owned or leased by a SPC are owned or leased by SBA Towers, Inc. and approximately 40% of such Tower sites are owned or leased by SBA Properties, Inc.

                      SECTION 5.    CONDITIONS PRECEDENT

          5.1. Conditions to Initial Extension of Credit. The occurrence of the
               -----------------------------------------
Closing Date, and the agreement of each Lender to make the initial extension of credit requested to be made by it on the Closing Date, were subject to the satisfaction, prior to or concurrently with the making of such extension of credit on the Closing Date, of the following conditions precedent:

          (a)  Loan Documents. The Administrative Agent shall have received (i)
               --------------
     this Agreement, executed and delivered by a duly authorized officer of Holdings and the Borrower, (ii) the Guarantee and Collateral Agreement, executed and delivered by a duly authorized officer of Holdings, the Borrower and each Subsidiary Guarantor and (iii) for the account of each relevant Lender that has requested a Note, Notes conforming to the requirements hereof and executed and delivered by a duly authorized officer of the Borrower.

          (b)  Pro Forma Balance Sheet; Financial Statements. The Lenders shall
               ---------------------------------------------
     have received (i) the Pro Forma Balance Sheet and (ii) the consolidated financial statements of Holdings and the Borrower described in Section 4.1, and such financial statements shall not, in the reasonable judgment of the Lenders, reflect any material adverse change in the consolidated financial condition of Holdings, the Borrower and its Subsidiaries, as reflected in the financial statements or projections contained in the Confidential Information Memorandum.

          (c)  Approvals. All governmental and third party approvals (including
               ---------
     landlords' and other consents) necessary or, in the discretion of the Administrative Agent, advisable in connection with the continuing operations of Holdings, the Borrower and its Subsidiaries and the transactions contemplated hereby shall have been obtained and be in full force and effect, except for such approvals as could not reasonably be expected to have a Material Adverse Effect.

          (d)  Related Agreements. The Administrative Agent shall have received
               ------------------
     (in a form reasonably satisfactory to the Administrative Agent), with a copy for each Lender, true and correct copies, certified as to authenticity by the Borrower, of the Senior Discount Notes Indenture, the Senior Notes Indenture and such other documents or instruments as may be reasonably requested by the Administrative Agent, including, without limitation, a copy of any debt instrument, security agreement or other material contract to which any of the Loan Parties may be a party.

          (e)  Fees. The Lenders, LBI, the Co-Arrangers and the Administrative
               ----
     Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented (including reasonable fees, disbursements and other charges of counsel to the Agents), on or before the Closing Date. All such amounts will be paid with proceeds of Loans made on the Closing Date and will be reflected in the funding instructions given by the Borrower to the Administrative Agent on or before the Closing Date.

          (f)  Business Plan. The Lenders shall have received a reasonably
               -------------
     satisfactory business plan for fiscal years 2001-2007 and a reasonably satisfactory written analysis of the business and prospects of Holdings, the Borrower and its Subsidiaries for the period from the Closing Date through fiscal year 2007.

          (g)  Solvency Analysis. The Lenders shall have received a reasonably
               -----------------
     satisfactory solvency analysis certified by the chief financial officer of Holdings or other senior executive officer of Holdings satisfactory to the Lenders which shall document the solvency of Holdings, the Borrower and its Subsidiaries considered as a whole after giving effect to the transactions contemplated hereby.

          (h)  Lien Searches. The Administrative Agent shall have received the
               -------------
     results of a recent lien search in each of the jurisdictions where assets of the Loan Parties are located, and such search shall reveal no liens on any of the assets of Holdings, the Borrower or its Subsidiaries except for liens permitted by Section 7.3 or liens to be discharged on or prior to the Closing Date pursuant to documentation satisfactory to the Administrative Agent.

          (i)  Closing Certificate. The Administrative Agent shall have received
               -------------------
     a certificate of each Loan Party, dated the Closing Date, substantially in the form of Exhibit C, with appropriate insertions and attachments.

          (j)  Legal Opinions. The Administrative Agent shall have received the
               --------------
     executed legal opinion of Akerman, Senterfitt & Eidson, P.A., counsel to the Borrower and its Subsidiaries, substantially in the form of Exhibit E. Such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require.

          (k)  Pledged Stock; Stock Power; Pledged Notes. The Administrative
               -----------------------------------------
     Agent shall have received (i) the certificates representing the shares of Capital Stock pledged pursuant to the Guarantee and Collateral Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (ii) each promissory note pledged to the Administrative Agent pursuant to the Guarantee and Collateral Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank satisfactory to the Administrative Agent) by the pledgor thereof.

          (l)  Filings, Registrations and Recordings. Each document (including,
               -------------------------------------
     without limitation, any Uniform Commercial Code financing statement) required by the Security Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Lenders, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 7.3), shall be in proper form for filing, registration or recordation.

          (m)  Insurance. The Administrative Agent shall have received insurance
               ---------
     certificates satisfying the requirements of Section 5.3 of the Guarantee and Collateral Agreement.

          (n)  SPC Certificate and Agreement. The Administrative Agent shall
               -----------------------------
     have received the SPC Certificate and Agreement, executed and delivered by a duly authorized officer of each SPC.

          5.2. Conditions to Each Extension of Credit. The agreement of each
               --------------------------------------
Lender to make any extension of credit requested to be made by it on any date (including, without limitation, its initial extension of credit) is subject to the satisfaction of the following conditions precedent:

          (a)  Representations and Warranties. Each of the representations and
               ------------------------------
     warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct on and as of such date as if made on and as of such date except for such representations and warranties expressly stated to be made as of a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date.

          (b)  No Default. No Default or Event of Default shall have occurred
               ----------
     and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date.

Each borrowing by and issuance of a Letter of Credit on behalf of the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such extension of credit that the conditions contained in this
Section 5.2 have been satisfied.

                      SECTION 6.    AFFIRMATIVE COVENANTS

          Holdings and the Borrower hereby jointly and severally agree that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount is owing to any Lender or any Agent hereunder, each of Holdings and the Borrower shall and shall cause each of its Subsidiaries to:

          6.1. Financial Statements. Furnish to the Administrative Agent (and
               --------------------
the Administrative Agent shall furnish to each other Agent and to each Lender):

          (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, a copy of the audited consolidated and unaudited consolidating balance sheets of Holdings and its consolidated Subsidiaries and of the Borrower and its consolidated Subsidiaries, in each case as at the end of such year and the related audited consolidated and unaudited consolidating statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on, in the case of such audited financial statements, without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by Arthur Andersen LLP or other independent certified public accountants of nationally recognized standing; and

          (b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated and consolidating balance sheets of Holdings and its consolidated Subsidiaries and of the Borrower and its consolidated Subsidiaries, in each case as at the end of such quarter, and the related unaudited consolidated and consolidating statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments);

all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

          6.2. Certificates; Other Information. Furnish to the Administrative
               -------------------------------
Agent (and the Administrative Agent shall furnish to each other Agent and to each Lender) or, in the case of clause (g), to the relevant Lender:

          (a) concurrently with the delivery of the financial statements referred to in Section 6.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default in respect of the financial covenants contained in Section 7.1, except as specified in such certificate;

          (b) concurrently with the delivery of any financial statements pursuant to Section 6.1, (i) a certificate of a Responsible Officer stating that, to the best of each such Responsible Officer's knowledge, each Loan Party during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (ii) a Compliance Certificate containing all information and calculations necessary for determining compliance by Holdings, the Borrower and its Subsidiaries with the provisions of this Agreement referred to therein as of the last day of the fiscal quarter or fiscal year of the Borrower, as the case may be;

          (c) as soon as available, and in any event no later than 45 days after the end of each fiscal year of the Borrower, a detailed model substantially in the form attached to the Confidential Information Memorandum (collectively, the "Projections"), which Projections shall in
                                    -----------
     each case be accompanied by a certificate of a Responsible Officer stating that such Projections are based on reasonable estimates, information and assumptions and that such Responsible Officer has no reason to believe that such Projections are incorrect or misleading in any material respect;

          (d) not later than ten Business Days prior to any proposed acquisition of any new Towers (including real property sites for Towers), written notice of such proposed acquisition if the proposed cost exceeds $10,000,000 for any acquisition or series of related acquisitions and the proposed cost and projected revenue thereof (whether or not the costs of such acquisition are to be funded by the Borrower from its own sources or from the proceeds of Revolving Credit Loans). Such notice shall specify a description and the locations of the new Towers (including Towers owned by Tower Companies), the name and address of the owner or lessee, as appropriate, of the real property on which they are located and a memorandum summarizing the results of the due diligence review of such acquisition or series of related acquisitions (including, without limitation, a discussion of the capacity and contemplated use of such new Towers) and such other documents or information owned or within the control of the Borrower and its Subsidiaries as the Required Lenders may reasonably require;

          (e) within five days after the same are sent, copies of all financial statements and reports that Holdings sends to the holders of any class of its debt securities or public equity securities and, within five days after the same are filed, copies of all financial statements and reports that Holdings may make to, or file with, the SEC;

          (f) as soon as possible and in any event within ten days of obtaining knowledge thereof: (i) any development, event, or condition that, individually or in the aggregate with other developments, events or conditions, could reasonably be expected to result in the payment by the Borrower and its Subsidiaries, in the aggregate, of a Material Environmental Amount; and (ii) any notice that any governmental authority may deny any application for an Environmental Permit sought by, or revoke or refuse to renew any Environmental Permit held by, the Borrower; and

          (g) promptly, such additional financial and other information as any Lender may from time to time reasonably request.

          6.3. Payment of Obligations. Pay, discharge or otherwise satisfy at or
               ----------------------
before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of Holdings, the Borrower or its Subsidiaries, as the case may be.

          6.4. Conduct of Business and Maintenance of Existence, etc. (a) (i)
               -----------------------------------------------------
Preserve, renew and keep in full force and effect its corporate existence and
(ii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Section 7.4 and except, in the case of clause (ii) above, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (b) comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          6.5. Maintenance of Property; Insurance. (a) Keep all Property and
               ----------------------------------
systems useful and necessary in its business in good working order and condition, ordinary wear and tear excepted and (b) maintain with financially sound and reputable insurance companies insurance on all its Property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business.

          6.6. Inspection of Property; Books and Records; Discussions. (a) Keep
               ------------------------------------------------------
proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities and (b) permit representatives of any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired (such visits and inspections to be coordinated by the Lenders to the extent reasonably practicable) and to discuss the business, operations, properties and financial and other condition of Holdings, the Borrower and its Subsidiaries with officers of Holdings, the Borrower and its Subsidiaries and with its independent certified public accountants; provided that if no Default or Event of Default has occurred, such
             --------
visits shall be limited to once per fiscal quarter and such discussions shall be limited to once per week.

          6.7. Notices. Promptly give notice to the Administrative Agent and
               -------
each Lender of:

          (a)  the occurrence of any Default or Event of Default;

          (b) any (i) default or event of default under any Contractual Obligation of Holdings, the Borrower or any of its Subsidiaries beyond any period of grace provided in such Contractual Obligation or (ii) litigation, investigation or proceeding which may exist at any time between Holdings, the Borrower or any of its Subsidiaries and any Governmental Authority, that in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

          (c) any litigation or proceeding affecting Holdings, the Borrower or any of its Subsidiaries in which the amount involved is $5,000,000 or more and not covered by insurance or in which injunctive or similar relief is sought (other than injunctive relief related to a land development approval for a Tower);

          (d) the following events, as soon as possible and in any event within 30 days after the Borrower knows or has reason to know thereof: (i) the occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan; and

          (e) any development or event that has had or could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action Holdings, the Borrower or the relevant Subsidiary proposes to take with respect thereto.

          6.8.  Environmental Laws. (a) Comply in all material respects with,
                ------------------
and use commercially reasonable efforts to ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws, and obtain and comply in all material respects with and maintain, and use commercially reasonable efforts to ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws.

          (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws.

          6.9.  Interest Rate Protection. Maintain, to the extent necessary to
                ------------------------
provide that at least 50% of the total debt of Holdings and its Subsidiaries on a consolidated basis effectively bears interest at a fixed rate (either by its terms or through Hedge Agreements), Hedge Agreements with a minimum term equal to the lesser of (x) two years and (y) the number of days remaining from the date of such Hedge Agreement until the Revolving Credit Termination Date, on terms and conditions satisfactory to the Arrangers.

          6.10. Additional Collateral, etc. (a) With respect to any personal
                --------------------------
Property acquired after the Closing Date by Holdings, the Borrower or any of its Subsidiaries (other than (x) any Property described in paragraph (b) or paragraph (c) of this Section, (y) any Property subject to a Lien expressly permitted by Section 7.3(g) and (z) Property acquired by an Excluded Foreign Subsidiary) as to which the Administrative Agent, for the benefit of the Lenders, does not have a perfected Lien, promptly (i) execute and deliver to the Administrative Agent such amendments to the Guarantee and Collateral Agreement or such other documents as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a security interest in such Property and (ii) take all actions necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in such Property, including without limitation, the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement or by law or as may be requested by the Administrative Agent.

          (b) With respect to any fee or leasehold interest in any real property or fixtures constituting or consisting of Tower sites or Towers acquired or built after the Closing Date by Holdings, the Borrower or any of its Subsidiaries (including SBA Towers Canada), either:

          (i) (A) with respect to any such property acquired pursuant to an asset acquisition or built by Holdings, the Borrower or any of its Subsidiaries (including SBA Towers Canada), and (x) located within the United States, cause such property to be owned, acquired or leased by, or transferred to, a Primary SPC or (y) located outside the United States, cause such property to be owned, acquired or leased by, or transferred to, a SPC or (B) with respect to any such property acquired pursuant to an acquisition of the Capital Stock of a Person which owns such property, cause such Person to be a SPC or acquired by a SPC, and merged or otherwise consolidated into, or the Towers and Tower sites to be owned, acquired or leased by, or transferred to, a Primary SPC on or prior to the last day of the fiscal quarter in which the date which is one year after the closing date of such acquisition shall occur, provided that such date may be extended upon the request of the
            --------
     Borrower if the Administrative Agent, in its reasonable discretion, determines that such an extension is necessary to conclude any outstanding liabilities or litigation with respect to such Person; or

          (ii) (A) promptly execute and deliver a first priority Mortgage, substantially in the form of Exhibit K-1, in favor of the Administrative Agent, for the benefit of the Lenders, covering such real property, (B) if requested by the Administrative Agent, provide the Lenders with any consents or estoppels reasonably deemed necessary or advisable by the Administrative Agent in connection with such Mortgage, each of the foregoing in form and substance reasonably satisfactory to the Administrative Agent, (C) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent, (D) with respect to any fee interest, a copy of the deed through which such parcel was acquired or, with respect to any leasehold interest, a copy of the lease through which such leasehold was acquired, together with evidence that such lease, or a memorandum of lease with respect thereto, has been recorded prior to such Mortgage, if required by the laws of the relevant state in order to obtain a leasehold mortgage of record in respect of such leasehold and (E) if requested by the Administrative Agent, with respect to Tower subject to any lease, license or other occupancy arrangement at the time such Mortgage is executed, deliver to the Administrative Agent an Approved Form of SNDA.

          (c) With respect to any fee interest in any real property having a value (together with improvements thereof) of at least $2,000,000 acquired after the Closing Date by Holdings, the Borrower or any of its Subsidiaries (other than any such real property on which a Tower or a Tower site is located or which is owned by an Excluded Foreign Subsidiary or subject to a Lien expressly permitted by Section 7.3(g)), promptly (A) execute and deliver a first priority Mortgage substantially in the form of Exhibit K-2 in favor of the Administrative Agent, for the benefit of the Lenders, covering such real property, (B) if requested by the Administrative Agent, provide the Lenders with (x) title and extended coverage insurance covering such real property in an amount at least equal to the purchase price of such real property (or such other amount as shall be reasonably specified by the Administrative Agent) as well as a current ALTA survey thereof, together with a surveyor's certificate and (y) any consents or estoppels reasonably deemed necessary or advisable by the Administrative Agent in connection with such Mortgage, each of the foregoing in form and substance reasonably satisfactory to the Administrative Agent and (C) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

          (d) With respect to any new Subsidiary (other than an Excluded Foreign Subsidiary or a SPC) created or acquired after the Closing Date (which, for the purposes of this paragraph, shall include any existing Subsidiary that ceases to be an Excluded Foreign

Subsidiary or a SPC), by Holdings, the Borrower or any of its Subsidiaries, promptly (i) execute and deliver to the Administrative Agent such amendments to the Guarantee and Collateral Agreement as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in the Capital Stock of such new Subsidiary that is owned by Holdings, the Borrower or any of its Subsidiaries, (ii) deliver to the Administrative Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of Holdings, the Borrower or such Subsidiary, as the case may be, (iii) cause such new Subsidiary (A) to become a party to the Guarantee and Collateral Agreement and (B) to take such actions necessary or advisable to grant to the Administrative Agent for the benefit of the Lenders a perfected first priority security interest in the Collateral described in the Guarantee and Collateral Agreement with respect to such new Subsidiary, including, without limitation, the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement or by law or as may be requested by the Administrative Agent, and (iv) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

          (e) With respect to any new Excluded Foreign Subsidiary created or acquired after the Closing Date by Holdings, the Borrower or any of its Subsidiaries, promptly (i) execute and deliver to the Administrative Agent such amendments to the Guarantee and Collateral Agreement as the Administrative Agent deems necessary or advisable in order to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in the Capital Stock of such new Subsidiary that is owned by Holdings, the Borrower or any of its Subsidiaries (provided that in no event shall more than 65% of the
                         --------
total outstanding Capital Stock of any such new Subsidiary be required to be so pledged), (ii) deliver to the Administrative Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of Holdings, the Borrower or such Subsidiary, as the case may be, and take such other action as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the Lien of the Administrative Agent thereon, and (iii) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

          (f) With respect to any new SPC created or acquired after the Closing Date by Holdings, the Borrower or any of its Subsidiaries, promptly (but, with respect to any SPC created after the Closing Date, in no event later than the date that such SPC consummates the acquisition of any asset), (i) execute and deliver to the Administrative Agent such amendments to the Guarantee and Collateral Agreement as the Administrative Agent deems necessary or advisable in order to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in the Capital Stock of such new Subsidiary that is owned by Holdings, the Borrower or any of its Subsidiaries and (ii) deliver to the Administrative Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of Holdings, the Borrower or such

Subsidiary, as the case may be, and take such other action as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the Lien of the Administrative Agent thereon.

          6.11.  Further Assurances.  From time to time execute and deliver, or
                 ------------------
cause to be executed and delivered, such additional instruments, certificates or documents, and take all such actions, as the Administrative Agent may reasonably request, for the purposes of implementing or effectuating the provisions of this Agreement and the other Loan Documents, or of more fully perfecting or renewing the rights of the Administrative Agent and the Lenders with respect to the Collateral (or with respect to any additions thereto or replacements or proceeds thereof or with respect to any other property or assets hereafter acquired by the Borrower or any Subsidiary which may be deemed to be part of the Collateral) pursuant hereto or thereto. Upon the exercise by the Administrative Agent or any Lender of any power, right, privilege or remedy pursuant to this Agreement or the other Loan Documents which requires any consent, approval, recording, qualification or authorization of any Governmental Authority, the Borrower will execute and deliver, or will cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that the Administrative Agent or such Lender may be required to obtain from the Borrower or any of its Subsidiaries for such governmental consent, approval, recording, qualification or authorization.

          6.12.  Maintenance of Separate Existence. With respect to each SPC,
                 ---------------------------------
cause such SPC to do all things necessary to continue to be readily distinguishable from Holdings, the Borrower and the Affiliates of each of the foregoing and maintain its existence separate and apart from that of Holdings, the Borrower and the Affiliates of each of the foregoing including, without limitation:

          (a) practicing and adhering to organizational formalities, such as maintaining appropriate books and records;

          (b) observing all organizational formalities in connection with all dealings between itself and Holdings, the Borrower and the Affiliates of each of the foregoing or any other unaffiliated entity;

          (c) observing all procedures required by its organizational documents and the laws of the state of its organization;

          (d) acting solely in its name and through its duly authorized officers or agents in the conduct of its businesses;

          (e) maintaining office space separate and apart from that of Holdings or the Borrower or any Affiliates of Holdings or the Borrower (even if such office space is subleased from or is on or near premises occupied by Holdings, the Borrower or any Affiliates of Holdings or the Borrower);

          (f)    (i) maintaining at least one director who is not and never was
(x) with respect to each Primary SPC or the Foreign Asset SPCs, a stockholder, member, partner, director, officer, employee, Affiliate, associate, creditor or independent contractor of Holdings, the Borrower or any of their Affiliates or associates; provided that the Foreign Asset SPCs may
            --------
be considered as a whole, or (y) any person owning directly or beneficially any outstanding shares of common stock of Holdings, the Borrower or any of their Affiliates, or a stockholder, director, officer, employee, Affiliate, associate, creditor or independent contractor of such beneficial owner or any of such beneficial owner's Affiliates or associates, or (z) a member of the immediate family of any person described above and (ii) with respect to any executive officer who acts as an executive officer of one or more SPCs, (A) causing such executive officer to maintain a record of time spent on behalf of each SPC and
(B) when doing business on behalf of an SPC, act solely in its capacity as the executive officer and on behalf of such SPC;

          (g) maintaining its deposit and other bank accounts and all of its assets separate from those of any other Person;

          (h) maintaining its financial records separate and apart from those of any other Person;

          (i) not suggesting in any way, within its financial statements, that its assets are available to pay the claims of creditors of Holdings, the Borrower, any Affiliates of Holdings or the Borrower or any other Affiliated or unaffiliated entity;

          (j) owning or leasing (including through shared arrangements with Affiliates) all office furniture and equipment necessary to operate its business;

          (k) ensuring that the responsible officers of the SPC duly authorized in accordance with its organizational documents, duly authorize all of its actions;

          (l) ensuring the receipt of proper authorization, when necessary, in accordance with the terms of the its organizational documents for its actions;

          (m) not (A) having or incurring any Indebtedness to Holdings, the Borrower or any Affiliates of Holdings or the Borrower (except for any such Indebtedness which is (i) unsecured, (ii) subordinated to the Obligations such that (x) no portion of the principal of such Indebtedness shall be required to be paid, whether by stated maturity, mandatory or scheduled prepayment or redemption or otherwise, prior to the date which is 91 days after the Revolving Credit Termination Date, and (y) no portion of interest of such Indebtedness may be paid after the occurrence of, and during the continuation of, a Default or an Event of Default and (iii) the documents and instruments pursuant to which such Indebtedness shall be issued or outstanding shall contain (x) no financial covenants or cross-default provisions and (y) no provisions limiting amendments to, or consents, waivers or other modifications with respect to, this Agreement or any other Loan Document); (B) guaranteeing or otherwise becoming liable for any obligations of Holdings, the Borrower or any Affiliates of Holdings or the Borrower; (C) having obligations guaranteed by Holdings, the Borrower or any Affiliates of Holdings or the Borrower; (D) acquiring any obligations or securities of, or making any loans or advances to, Holdings, the Borrower or any Affiliates of Holdings or the Borrower; (E) holding itself out as responsible for debts of Holdings, the Borrower or any Affiliates of Holdings or the Borrower or for decisions or actions with respect to the affairs of Holdings, the Borrower or any Affiliates of Holdings or the Borrower; (F) operating or purporting to operate as an integrated, single economic unit with respect to Holdings, the Borrower or any Affiliates of Holdings or the Borrower or any other unaffiliated entity; (G) seeking to obtain credit or incur any obligation to any third party based upon the assets of Holdings, the Borrower or any Affiliates of Holdings or the Borrower or any other unaffiliated entity; and (H) inducing any such third party to reasonably rely on the creditworthiness of Holdings, the Borrower or any Affiliates of Holdings or the Borrower or any other unaffiliated entity; (G) seeking to obtain credit or incur any obligation to any third party based upon the assets of Holdings, the Borrower or any Affiliates of Holdings or the Borrower or any other unaffiliated entity; and (H) inducing any such third party to reasonably rely on the creditworthiness of Holdings, the Borrower or any Affiliates of Holdings or the Borrower or any other unaffiliated entity;

          (n) having separate stationery from Holdings, the Borrower, any Affiliates of Holdings or the Borrower or any other unaffiliated entity;

          (o) allocating, on an arm's length basis, all shared corporate operating services, leases and expenses, including, without limitation, those associated with the services of shared executive officers, employees, consultants and agents, shared computer and other office equipment and software and shared telephone numbers; and otherwise refraining from engaging in any transaction with any of Holdings or the Borrower or any Affiliates of Holdings or the Borrower or any other unaffiliated entity unless such transaction is (x) on terms and conditions no less favorable to the SPC than transactions consummated on an arms-length basis with unaffiliated Persons and (y) only with the prior approval and authorization in accordance with such SPC's organizational documents, including at least one of the independent directors;

          (p) refraining from filing or otherwise initiating or supporting the filing of a motion in any bankruptcy or other insolvency proceeding involving Holdings, the Borrower or any Affiliate of Holdings or the Borrower to substantively consolidate Holdings, the Borrower or any Affiliate of Holdings or the Borrower with such SPC;

          (q)    remaining Solvent;

          (r) conducting all of its business (whether written or oral) solely in its own name so as not to mislead others as to the identity of each of the SPC, Holdings, the Borrower and any Affiliates of Holdings or the Borrower; and

          (s) maintaining a record with respect to any asset purchased from Holdings, the Borrower or any Affiliate of Holdings or the Borrower, including bills of sale (or any similar instrument of assignment) and, if appropriate, filings under the Uniform Commercial Code.

          6.13.  Additional SPC Requirements. (a) With respect to each SPC
                 ---------------------------
listed on Schedule 6.13, cause such SPC to be either merged into a Primary SPC or to cause the assets of such SPC to be transferred to a Primary SPC, in each case, on or prior to the last day of the fiscal quarter in which the date set forth opposite the name of such SPC on Schedule 6.13 falls.

          (b) With respect to each SPC in existence on the Closing Date, cause the certificate of incorporation of such SPC to be amended to include the restrictions set forth in Section 6.12 within 30 days after the Closing Date.

          (c) (i) With respect to any SPC formed after the Closing Date, cause the certificate of incorporation of such SPC to include the restrictions set forth in Section 6.12 and cause such SPC to execute and deliver to the Administrative Agent a SPC Certificate and Agreement concurrently with the delivery of any documents pursuant to Section 6.10(f), and

(ii) with respect to any SPC acquired after the Closing Date, cause such SPC to promptly amend its certificate of incorporation to include the restrictions set forth in Section 6.12 and cause each such SPC to execute and deliver to the Administrative Agent within three days after the date of its acquisition a SPC Certificate and Agreement.

                         SECTION 7. NEGATIVE COVENANTS

          Holdings and the Borrower hereby jointly and severally agree that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount is owing to any Lender or any Agent hereunder, each of Holdings and the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly (provided, that Section 7.1 shall
                                                --------
apply to the Borrower and its Subsidiaries only, and Section 7.15 shall apply to Holdings and the SPCs only):

          7.1.  Financial Condition Covenants.
                --------------------------------
          (a)   Consolidated Total Debt to Annualized Adjusted EBITDA Ratio.
                -----------------------------------------------------------
Permit the ratio of (i) Consolidated Total Debt on any date during any period set forth below to (ii) Annualized Adjusted EBITDA of the Borrower and its Subsidiaries for the fiscal quarter most recently ended on or prior to such date to exceed the ratio set forth below opposite such period:

                                                   Consolidated
          Fiscal Quarter                          Leverage Ratio
          --------------                          --------------

          Closing Date to June 30, 2002                5.50x
          July 1, 2002 to June 30, 2003                5.00x
          July 1, 2003 to December 31, 2003            4.50x
          January 1, 2004 to December 31, 2004         4.00x
          January 1, 2005 and thereafter               3.50x

          (b)   Consolidated EBITDA to Consolidated Interest Expense Ratio.
                ----------------------------------------------------------
Permit the ratio of (i) Consolidated EBITDA for any fiscal quarter of the Borrower ending during any period set forth below to (ii) Consolidated Interest Expense accrued by Holdings and its Subsidiaries during such quarter to be less than the ratio set forth below opposite such period:


                                                   Consolidated
          Fiscal Quarter                          Leverage Ratio
          --------------                          --------------

          July 1, 2001 to December 31, 2003            1.25x
          January 1, 2004 to December 31, 2004         1.50x
          January 1, 2005 and thereafter               1.75x

          (c)   Consolidated EBITDA to Borrower Interest Expense Ratio. Permit
                ------------------------------------------------------
the ratio of (i) Consolidated EBITDA for any fiscal quarter of the Borrower ending during any period set forth below to (ii) net cash interest actually paid by the Borrower and its Subsidiaries during such quarter to be less than the ratio set forth below opposite such period:

                                                 Borrower Interest
          Fiscal Quarter                         Coverage Ratio
          --------------                         --------------

          Closing Date to June 30, 2002               2.00x
          July 1, 2002 to June 30, 2003               2.25x
          July 1, 2003 to December 31, 2003           2.50x
          January 1, 2004 and thereafter              2.75x

          (d)  Annualized Adjusted EBITDA to Consolidated Debt Service Ratio.
               -------------------------------------------------------------
Permit on any date the ratio of (i) Annualized Adjusted EBITDA for any fiscal quarter of the Borrower to (ii) Consolidated Debt Service for such fiscal quarter to be less than 1.10x.

          (e)  Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated
               ----------------------------------------
Fixed Charge Coverage Ratio for any fiscal quarter of the Borrower to be less than 1.25x, commencing with the quarter ended September 30, 2001.

          (f)  Consolidated Total Debt per Tower. Permit on any date the
               ---------------------------------
quotient of (i) Consolidated Total Debt on such date divided by (ii) the number
                                                     -------
of Towers owned by the Borrower and its Subsidiaries on such date, to exceed $125,000.


          7.2. Limitation on Indebtedness.  Create, incur, assume or suffer to
               --------------------------
exist any Indebtedness, except:

          (a)  Indebtedness of any Loan Party pursuant to any Loan Document;

          (b) Indebtedness of the Borrower to any Subsidiary Guarantor and of any Wholly Owned Subsidiary Guarantor to the Borrower or any other Subsidiary (other than any SPC);

          (c) Indebtedness of the Borrower or any Subsidiary other than any SPC (including, without limitation, Capital Lease Obligations) secured by Liens permitted by Section 7.3(g) in an aggregate principal amount not to exceed $3,000,000 at any one time outstanding;

          (d)  Indebtedness outstanding on the date hereof and listed on
Schedule 7.2(d) and any refinancings, refundings, renewals or extensions thereof (without any increase in the principal amount thereof or any shortening of the maturity of any principal amount thereof);

          (e) Guarantee Obligations made in the ordinary course of business by Holdings, the Borrower or any of its Subsidiaries (other than any SPC) of obligations of the Borrower or any Subsidiary Guarantor;

          (f) unsecured Indebtedness owing to sellers of Towers and Tower Companies and constituting a portion of the consideration for the acquisition of such Towers or Tower

Companies by the Borrower or a Subsidiary Guarantor, so long as either (1)(x) such Indebtedness (excluding any deferred purchase consideration which is contingent) is subordinated to the Obligations on substantially the terms of
Schedule 7.2(f), (y) the aggregate principal amount of all Indebtedness under this clause (1) at any one time outstanding shall not exceed $50,000,000 (excluding any deferred purchase consideration which is contingent) and (z) the aggregate amount of all deferred purchase consideration which is contingent under this clause (1) at any one time outstanding shall not exceed $15,000,000 or (2) the aggregate principal amount of Indebtedness owing to such sellers is covered by Letters of Credit;

          (g) Indebtedness of Holdings (i) permitted by clause (ii) of Section 7.15(a) and (ii) in respect of senior notes and any other Indebtedness, which notes or other Indebtedness shall have (A) a maturity date pursuant to which no portion of the principal thereof shall be payable earlier than the maturity date of the Senior Notes, (B) terms and conditions no more restrictive than the terms and conditions of the Senior Notes and (C) any other terms and conditions reasonably satisfactory to the Administrative Agent; and

          (h)  Indebtedness of any SPC permitted by clause (A) of Section
6.12(m).

          7.3. Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except for:

          (a) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with
                                       --------
     respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP;

          (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings;

          (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation;

          (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business, and deposits to secure obligations under contracts to purchase towers or other related assets;

          (e) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business that, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the Property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

          (f) Liens in existence on the date hereof listed on Schedule 7.3(f), securing Indebtedness permitted by Section 7.2(d), provided that no such
                                                        --------
     Lien is spread to cover any additional Property after the Closing Date and that the amount of Indebtedness secured thereby is not increased;

          (g) Liens securing Indebtedness of the Borrower or any other Subsidiary (other than any SPC) incurred pursuant to Section 7.2(c) to finance the acquisition of fixed or capital assets, provided that (1) such Liens shall--------be created substantially simultaneously with the acquisition of such fixed or capital assets, (2) such Liens do not at any time encumber any Property other than the Property financed by such Indebtedness and (3) the amount of Indebtedness secured thereby is not increased;

          (h)  Liens created pursuant to the Security Documents; and

          (i) any interest or title of a lessor under any lease entered into by the Borrower or any other Subsidiary in the ordinary course of its business and covering only the assets so leased (including landlord's Liens on any property placed on the property subject to such lease).

          7.4. Limitation on Fundamental Changes.  Enter into any merger,
               ---------------------------------
consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of all or substantially all of its Property or business, except that:

          (a) any Subsidiary of the Borrower (other than any SPC) may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or surviving corporation) or with or into any Subsidiary Guarantor (provided that the Subsidiary Guarantor shall be the continuing or
           --------
surviving corporation);

          (b) any Subsidiary of the Borrower (other than any SPC, if such disposition would cause the Borrower to be in violation of Section 6.10) may Dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any Subsidiary Guarantor; and

          (c) any SPC may be merged or consolidated with any other SPC, and any SPC may be merged or consolidated with the Borrower (provided that the Borrower
                                                     --------
shall be the continuing or surviving corporation) or any other Subsidiary, so long as, in each case, the Borrower will be in compliance with Section 6.10 after giving effect to any such merger or consolidation.

          7.5. Limitation on Disposition of Property.  Dispose of any of its
               -------------------------------------
Property (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Capital Stock to any Person, except:

          (a) the Disposition in the ordinary course of business of obsolete or worn out property, or surplus real property not needed in the Borrower's business;

          (b) the sale of inventory in the ordinary course of business (including, without limitation, the leasing of space on Towers) and the sale of accounts receivable in the ordinary course of business which, in the reasonable discretion of the Borrower, should be sold to a collection agency not to exceed $1,000,000 in the aggregate for any fiscal year of the Borrower;

          (c) Dispositions permitted by Section 7.4(b) and Dispositions of Cash Equivalents;

          (d) the sale or issuance of any Subsidiary's Capital Stock to the Borrower or any Subsidiary Guarantor;

          (e) the Disposition of other assets having a fair market value not to exceed $1,000,000 in the aggregate for any fiscal year of the Borrower;

          (f) the Disposition of Towers in exchange for towers with revenue at least equal in amount to the revenue of such Disposed Towers; and

(g)  any Asset Sale or Recovery Event, provided, in each case, that the
                                       --------
     requirements of Section 2.10(a) are complied with in connection therewith.

          7.6. Limitation on Restricted Payments.  Declare or pay any dividend
               ---------------------------------
(other than dividends payable solely in common stock of the Person making such dividend) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of Holdings, the Borrower or any Subsidiary, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Holdings, the Borrower or any Subsidiary, or enter into any derivatives or other transaction with any financial institution, commodities or stock exchange or clearinghouse (a "Derivatives Counterparty")
                                                   ------------------------
obligating Holdings, the Borrower or any Subsidiary to make payments to such Derivatives Counterparty as a result of any change in market value of any such Capital Stock (collectively, "Restricted Payments"), except that so long as no
                              -------------------
Default or Event of Default exists immediately before and after giving effect thereto:

          (a) any Subsidiary may make Restricted Payments to the Borrower or any Subsidiary Guarantor;

          (b) the Borrower may make Restricted Payments to Holdings to enable Holdings to pay mandatory cash interest on the Senior Discount Notes, the Senior Notes and any other notes permitted by clause (ii) of Section 7.2(g) in accordance with their respective terms; and

          (c) the Borrower may pay dividends to Holdings (i) to permit Holdings to pay corporate overhead expenses incurred in the ordinary course of business not to exceed $5,000,000 in any fiscal year, (ii) in an amount equal to the lesser of (A) the amount of Holdings' actual tax liability and
     (B) the amount of taxes which are attributable to the Borrower and its Subsidiaries as part of the consolidated group that includes Holdings and (iii) in an aggregate amount not to exceed $100,000,000 for the purpose of Investments consistent with Holdings's business strategy, including strategic Investments in businesses engaged in activities related to the business of the Borrower, Holdings or their respective Subsidiaries, provided that, in each case, no Event of Default shall have occurred and be
     --------
     continuing on the date of such dividend or after giving effect to such dividend.

          7.7. Limitation on Capital Expenditures.  Make or commit to make any
               ----------------------------------
cash Capital Expenditure, except Capital Expenditures of the Borrower and its Subsidiaries in the ordinary course of business not exceeding while this Agreement is in effect the sum of (a) $800,000,000 plus (b) the aggregate amount
                                                   ----
of cash equity received by the Borrower from Holdings since January 1, 2001 and not required by Section 2.10 to be used to prepay Loans.

          7.8. Limitation on Investments.  Make any advance, loan, extension of
               -------------------------
credit (by way of guaranty or otherwise) or capital contribution to, or purchase any Capital Stock, bonds, notes, debentures or other debt securities of, or any assets constituting an ongoing business from, or make any other investment in, any other Person (all of the foregoing, "Investments"), except:
                                         -----------

          (a)  extensions of trade credit in the ordinary course of business;

          (b)  Investments in Cash Equivalents;

          (c) Investments arising in connection with the incurrence of Indebtedness permitted by Section 7.2(b) and (e);

          (d) loans and advances to employees of Holdings, the Borrower or any Subsidiaries of the Borrower in the ordinary course of business (including, without limitation, for travel, entertainment and relocation expenses and excluding advances made to employees in the form of federal income tax withholding payments paid by Holdings, the Borrower or any of its Subsidiaries) in an aggregate amount for Holdings, the Borrower and Subsidiaries of the Borrower not to exceed $250,000 at any one time outstanding;

          (e) Investments (other than those relating to the incurrence of Indebtedness permitted by Section 7.8(c)) by Holdings, the Borrower or any of its Subsidiaries in the Borrower or any Person that, prior to such investment, is a Subsidiary Guarantor;

          (f) Investments by the Borrower or any of its Subsidiaries in Tower Companies and other entities the principal assets of which are towers, tower sites and related assets, (provided, that in each case such Tower
                                      --------
     Company or other entity becomes a Subsidiary Guarantor); and other Investments in Tower Companies and other related entities and Excluded Entities, not exceeding in the aggregate, during the term of this Agreement, $10,000,000; provided that notwithstanding anything herein to
                             --------
     the contrary, no additional Investments shall be permitted in SBA Brazil;

          (g) Investments by the Borrower or any Subsidiary in the form of capital contributions to any SPC or any Indebtedness permitted by clause
     (A) of Section 6.12(m); and

          (h)    Investments by Holdings permitted by Section 7.15.

          7.9.   Limitation on Modifications of Certain Documents.  (a)  Amend
                 ------------------------------------------------
its certificate of incorporation (other than an SPC, pursuant to clause (b) below), the Senior Discount Note Indenture, the Senior Note Indenture or any indenture or other instrument governing any senior notes issued pursuant to clause (ii) of Section 7.2(g), in each case in any manner determined by the Administrative Agent to be adverse to the Lenders.

          (b) Permit any SPC to amend its certificate of incorporation, other than as permitted under Section 6.13(c)(ii).

          7.10.  Limitation on Transactions with Affiliates.  Enter into any
                 ------------------------------------------
transaction, including, without limitation, any purchase, sale, lease or exchange of Property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than the Borrower or any Subsidiary Guarantor) unless such transaction is (a) otherwise permitted under this Agreement, (b) in the ordinary course of business of Holdings, the Borrower or such Subsidiary, as the case may be, and (c) upon fair and reasonable terms no less favorable to Holdings, the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person that is not an Affiliate.

          7.11.  Limitation on Sales and Leasebacks.  Enter into any arrangement
                 ----------------------------------
with any Person providing for the leasing by Holdings, the Borrower or any Subsidiary of real or personal property which has been or is to be sold or transferred by Holdings, the Borrower or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of Holdings, the Borrower or such Subsidiary, except to the extent permitted by Section 7.2(c) or Section 7.5(g) and the transaction relating to Wildwood, Sumter County, Florida.

          7.12.  Limitation on Negative Pledge Clauses.  Enter into or suffer to
                 -------------------------------------
exist or become effective any agreement that prohibits or limits the ability of Holdings, the Borrower or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its Property or revenues, whether now owned or hereafter acquired, to secure the Obligations or, in the case of any guarantor, its obligations under the Guarantee and Collateral Agreement, other than (a) this Agreement and the other Loan Documents and (b) any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby).

          7.13.  Limitation on Restrictions on Subsidiary Distributions.  Enter
                 ------------------------------------------------------
into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary to (a) make Restricted Payments in respect of any Capital Stock of such Subsidiary held by, or pay any Indebtedness owed to, the Borrower or any other Subsidiary, (b) make Investments in the Borrower or any other Subsidiary or (c) transfer any of its assets to the Borrower or any other Subsidiary, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents and
(ii) any restrictions with respect to a Subsidiary imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such Subsidiary.

       7.14.  Limitation on Lines of Business. Enter into any business, either
              -------------------------------
directly or through any Subsidiary, except for those businesses in which the Borrower and its Subsidiaries are engaged on the date of this Agreement or that are reasonably related thereto.

       7.15   Limitation on Activities of Holdings and SPCs. (a) In the case of
              ---------------------------------------------
Holdings, notwithstanding anything to the contrary in this Agreement or any other Loan Document, (i) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than those incidental to its ownership of the Capital Stock of the Borrower and strategic Investments in businesses engaged in activities related to the business of the Borrower, Holdings or their respective Subsidiaries, (ii) incur, create, assume or suffer to exist any Indebtedness or other liabilities or financial obligations, except (A) nonconsensual obligations imposed by operation of law, (B) pursuant to the Loan Documents to which it is a party, (C) obligations with respect to its Capital Stock, (D) obligations in respect of the Senior Discount Notes and the Senior Notes and (E) Indebtedness permitted under
Section 7.2(e) and clause (ii) of Section 7.2(g), or (iii) own, lease, manage or otherwise operate any properties or assets (including cash and Cash Equivalents (other than (a) cash received in connection with dividends made by the Borrower in accordance with Section 7.6 pending application in the manner contemplated by said Section and (b) Cash Equivalents purchased with the cash described in the foregoing clauses (i) and (ii))) other than the ownership of shares of Capital Stock of the Borrower and Investments consistent with its business strategy, including Investments in businesses engaged in activities related to the business of the Borrower, Holdings or their respective Subsidiaries. Notwithstanding the foregoing, Holdings may, in connection with an acquisition, create a Subsidiary to consummate such acquisition if promptly after consummation of such acquisition such Subsidiary shall be contributed to the Borrower or a Subsidiary of the Borrower.

       (b) In the case of any SPC, notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, engage in any business or enterprise or enter into any transaction other than holding the title in and to any Towers or Tower sites acquired by it or transferred to it by the Borrower or any of its Subsidiaries and other activities related to or incidental to any of the foregoing.

       7.16.  Limitation on Hedge Agreements. Enter into any Hedge Agreement
              ------------------------------
other than Hedge Agreements entered into in the ordinary course of business, and not for speculative purposes, to protect against changes in interest rates or foreign exchange rates.

       7.17.  Limitation on Sites Without Anchor Tenants. Permit at any time, if
              ------------------------------------------
Consolidated EBITDA for the fiscal quarter most recently ended multiplied by four is equal to or less than $100,000,000, the total number of Tower sites (i) for which the Borrower has incurred construction costs and (ii) in respect of which the Borrower has not entered into a lease with at least one anchor tenant under a lease having an original term of not less than five years, to exceed 10% of the total number of Towers as at the end of the calendar month most recently ended prior to such date of determination.

                        SECTION 8.    EVENTS OF DEFAULT

         If any of the following events shall occur and be continuing:

         (a) The Borrower shall fail to pay any principal of any Loan or Reimbursement Obligation when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Loan or Reimbursement Obligation, or any other amount payable hereunder or under any other Loan Document, within five days after any such interest or other amount becomes due in accordance with the terms hereof; or

         (b) Any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document or that is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made; or

         (c) (i) Any Loan Party shall default in the observance or performance of any agreement contained in clause (i) or (ii) of Section 6.4(a) (with respect to Holdings and the Borrower only), Section 6.7(a), Section 6.10,
     Section 6.11 or Section 7 of this Agreement or Section 5 of the Guarantee and Collateral Agreement or (ii) any Loan Party shall default in the observance or performance of any covenant or agreement contained in any Mortgage and such default, together with any other such default under any other Mortgage or Mortgages, shall have continued unremedied beyond any applicable notice and cure periods that may be provided for therein and the aggregate book value of the Mortgaged Property or Mortgaged Properties encumbered by such Mortgage or Mortgages exceeds $5,000,000; or

         (d) (i) Any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), or (ii) any SPC shall default in the observance or performance of any agreement contained in its respective SPC Certificate and Agreement, and in each case, such default shall continue unremedied for a period of 30 days; or

         (e) Holdings, the Borrower or any of its Subsidiaries shall (i) default in making any payment of any principal of any Indebtedness (including, without limitation, any Guarantee Obligation, but excluding the Loans) on the scheduled or original due date with respect thereto; or (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; provided, that a default, event or condition described in clause
              --------
     (i), (ii) or (iii) of this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness the outstanding principal amount of which exceeds in the aggregate $1,000,000; or


          (f) (i) Holdings, the Borrower or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or Holdings, the Borrower or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Holdings, the Borrower or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against Holdings, the Borrower or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) Holdings, the Borrower or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i),
     (ii), or (iii) above; or (v) Holdings, the Borrower or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

          (g) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required

     Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could, in the sole judgment of the Required Lenders, reasonably be expected to have a Material Adverse Effect; or

          (h) One or more judgments or decrees shall be entered against Holdings, the Borrower or any of its Subsidiaries involving for Holdings, the Borrower and its Subsidiaries taken as a whole a liability (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage) of $5,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

          (i) Any of the Security Documents shall cease, for any reason, to be in full force and effect, or any Loan Party or any Affiliate of any Loan Party shall so assert, or any Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby; or

          (j) The guarantee contained in Section 2 of the Guarantee and Collateral Agreement shall cease, for any reason, to be in full force and effect or any Loan Party or any Affiliate of any Loan Party shall so assert; or

          (k) (i) Any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than Steven Bernstein, shall become, or obtain rights (whether by means or warrants, options or otherwise) to become, the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 20% of the outstanding common stock of Holdings; (ii) Holdings shall cease to own and control, of record and beneficially, directly, 100% of each class of outstanding Capital Stock of the Borrower free and clear of all Liens (except Liens created by the Guarantee and Collateral Agreement); (iii) Steven Bernstein shall at any time cease to be Chairman of the board of directors of Holdings for any reason other than death or disability; or (iv) a "Change of Control" as defined in the Master Lease Agreement, dated as of October 30, 1998, by and among SBA Towers, Inc., SBA Sites, Inc. and BellSouth Personal Communications, Inc. shall occur or be reasonably likely to occur;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Majority Revolving Credit Facility Lenders, the Administrative Agent may, or upon the request of the Majority Revolving Credit Facility Lenders, the Administrative Agent shall, by notice to the Borrower declare the Revolving Credit Commitments to be terminated forthwith, whereupon the Revolving Credit Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to this paragraph, the Borrower shall at such time deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Borrower hereunder and under the other Loan Documents. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrower hereunder and under the other Loan Documents shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrower (or such other Person as may be lawfully entitled thereto).

                             SECTION 9. THE AGENTS

          9.1.  Appointment. Each Lender hereby irrevocably designates and
                -----------
appoints the Agents as the agents of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes each Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the such Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, no Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against any Agent.

          9.2. Delegation of Duties. Each Agent may execute any of its duties
               --------------------
under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

          9.3.  Exculpatory Provisions. Neither any Agent nor any of their
                ----------------------
respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agents under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party a party thereto to perform its obligations hereunder or thereunder. The Agents shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party .

          9.4.  Reliance by Agents. Each Agent shall be entitled to rely, and
                ------------------
shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Holdings or the Loan Parties), independent accountants and other experts selected by such Agent. The Agents may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. Each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

          9.5.  Notice of Default. No Agent shall be deemed to have knowledge or
                -----------------
notice of the occurrence of any Default or Event of Default hereunder unless such Agent has received notice from a Lender, Holdings or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders); provided that
                                                              --------
unless and unitil the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

       9.6.  Non-Reliance on Agents and Other Lenders. Each Lender expressly
             ----------------------------------------
acknowledges that neither the Agents nor any of their espective officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by any Agent hereinafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by any Agent to any Lender. Each Lender represents to the Agents that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates.


       9.7. Indemnification. The Lenders agree to indemnify each Agent in its
            ---------------
capacity as such (to the extent not reimbursed by Holdings or the Borrower and without limiting the obligation of Holdings or the Borrower to do so), ratably according to their respective Aggregate Exposure Percentages in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Aggregate Exposure Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of
                      --------
any portion of such liabilities obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such Agent's gross negligence or willful misconduct. The agreements in this Section 9.7 shall survive the payment of the Loans and all other amounts payable hereunder.

       9.8. Agent in Its Individual Capacity. Each Agent and its affiliates may
            --------------------------------
make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though such Agent was not an Agent. With respect to its Loans made or renewed by it and with respect to any Letter of Credit issued or participated in by it, each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms "Lender" and "Lenders" shall include each Agent in its individual capacity.

          9.9.  Successor Agents.  The Administrative Agent may resign as
                ----------------
Administrative Agent upon ten days' notice to the Lenders and the Borrower. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default under Section 8(a) or Section 8(f) with respect to the Borrower shall have occurred and be continuing) be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as Administrative Agent by the date that is ten days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. The Syndication Agent may, at any time, by notice to the Lenders and the Administrative Agent, resign as Syndication Agent hereunder, whereupon the duties, rights, obligations and responsibilities of the Syndication Agent hereunder shall automatically be assumed by, and inure to the benefit of, the Administrative Agent, without any further act by the Syndication Agent, the Administrative Agent or any Lender. After any retiring Agent's resignation as Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.

          9.10.  Authorization to Release Liens.  The Administrative Agent is
                 ------------------------------
hereby irrevocably authorized by each of the Lenders to release any Lien covering any Property of Holdings or any of its Subsidiaries that is the subject of a Disposition which is permitted by this Agreement or which has been consented to in accordance with Section 10.1.

          9.11.  The Arrangers.  The Arrangers, in their capacity as such, shall
                 -------------
have no duties or responsibilities, and shall incur no liability, under this Agreement and the other Loan Documents.

                         SECTION 10.     MISCELLANEOUS

          10.1.  Amendments and Waivers.  Neither this Agreement or any other
                 ----------------------
Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 10.1. The Required Lenders and each Loan Party party to the relevant Loan Document may, or (with the written consent of the Required Lenders) the Administrative Agent and each Loan Party party to the relevant Loan Document may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents (including amendments and restatements hereof or thereof) for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as may be specified in the instrument of waiver, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver
                                          --------  -------
and no such amendment, supplement or modification shall (i) forgive the principal amount or extend the final scheduled date of maturity of any Revolving Credit Loan or Reimbursement Obligation, extend the scheduled date of any amortization payment in respect of any Term Loan, reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof, or increase the amount or extend the expiration date of any Commitment of any Lender, in each case without the consent of each Lender directly affected thereby; (ii) amend, modify or waive any provision of this Section or reduce any percentage specified in the definition of Required Lenders or Required Prepayment Lenders, consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, release all or substantially all of the Collateral or release all or substantially all of the Guarantors from their guarantee obligations under the Guarantee and Collateral Agreement, in each case without the consent of all Lenders; (iii) reduce the percentage specified in the definition of Majority Facility Lenders with respect to any Facility without the consent of all Lenders under such Facility; (iv) amend, modify or waive any provision of Section 2.16 without the consent of each Lender directly affected thereby; (v) amend, modify or waive any provision of Section 9 without the consent of any Agent directly affected thereby; or (vi) amend, modify or waive any provision of Section 3 without the consent of the Issuing Lender and; provided further that any
                                               -------- -------
Optional Term Loan Amendment or any amendment to the other Loan Documents to effectuate the Optional Term Loan Commitments as contemplated by Section 2.1A shall only require the consent of the Borrower, the Administrative Agent (to the extent required to assure that the amendments contemplated by Sections 2.1A are properly effected), the Lenders providing the Optional Term Loan Commitments and any Loan Party which is a party thereto. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Administrative Agent and all future holders of the Loans. In the case of any waiver, the Loan Parties, the Lenders and the Agents shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon. Any such waiver, amendment, supplement or modification shall be effected by a written instrument signed by the parties required to sign pursuant to the foregoing provisions of this Section; provided,
                                                                       --------
that delivery of an executed signature page of any such instrument by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof. For the avoidance of doubt, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Agents and each Loan Party to each relevant Loan Document (x) to add one or more additional credit facilities to this Agreement (or, with the consent of each Lender affected thereby, to increase the Total Revolving Credit Commitments) and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof (collectively, the "Additional
                                                                 ----------
Extensions of Credit") to share ratably in the benefits of this Agreement and
--------------------
the other Loan Documents with the Term Loans and Revolving Extensions of Credit and the accrued interest and fees in respect thereof and (y) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders, Required Prepayment Lenders and Majority Revolving Facility Lenders; provided, however, that no such amendment shall permit the
                  --------  -------
Additional Extensions of Credit to share ratably with or with preference to the Term Loans in the application of mandatory prepayments without the consent of the Required Prepayment Lenders or otherwise share ratably with or with preference to the Revolving Extensions of Credit without the consent of the Majority Revolving Facility Lenders.

          10.2.  Notices.  All notices, requests and demands to or upon the
                 -------
respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed (a) in the case of Holdings, the Borrower and the Agents, as follows and (b) in the case of the Lenders, as set forth in an administrative questionnaire delivered to the Administrative Agent or on Schedule I to the Lender Addendum or Second Lender Addendum, as the case may be, to which such Lender is a party or, in the case of a Lender which becomes a party to this Agreement pursuant to an Assignment and Acceptance, in such Assignment and Acceptance or (c) in the case of any party, to such other address as such party may hereafter notify to the other parties hereto:

     Holdings:                     SBA Communications Corporation
                                   One Town Center Road
                                   Boca Raton, Florida 33486
                                   Attention: Jeffrey A. Stoops
                                   Telecopy:  (561) 997-0343
                                   Telephone: (561) 995-7670

     The Borrower:                 SBA Telecommunications, Inc.
                                   One Town Center Road
                                   Boca Raton, Florida 33486
                                   Attention: Jeffrey A. Stoops
                                   Telecopy:  (561) 997-0343
                                   Telephone: (561) 995-7670

     The Administrative Agent:     Lehman Commercial Paper Inc.
                                   3 World Financial Center
                                   New York, New York 10285
                                   Attention: Andrew Keith
                                   Telecopy:  (212) 526-4059
                                   Telephone: (212) 526-0242

provided that any notice, request or demand to or upon the any Agent or any
--------
Lender shall not be effective until received.

          10.3.  No Waiver; Cumulative Remedies.  No failure to exercise and no
                 ------------------------------
delay in exercising, on the part of the any Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          10.4.  Survival of Representations and Warranties.  All
                 ------------------------------------------
representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans and other extensions of credit hereunder.

          10.5.  Payment of Expenses.  The Borrower agrees (a) to pay or
                 -------------------
reimburse LBI, the Administrative Agent and the Arrangers for all their reasonable out-of-pocket costs and expenses incurred in connection with the syndication of the Facilities (other than fees payable to syndicate members) and the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements and other charges of counsel to the Administrative Agent and the charges of Intralinks, (b) to pay or reimburse each Lender, LBI and the Administrative Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including, without limitation, the fees and disbursements of counsel (including the allocated fees and disbursements and other charges of in-house counsel) to each Lender and of counsel to the Agents, (c) to pay, indemnify, and hold each Lender and the Agents harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender, each Agent, their respective affiliates, and their respective officers, directors, trustees, employees, advisors, agents and controlling persons (each, an "Indemnitee")
                                                               ----------
harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including, without limitation, any of the foregoing relating to the use of proceeds of the Loans or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of Holdings, the Borrower, any of its Subsidiaries or any of the Properties and the fees and disbursements and other charges of legal counsel in connection with claims, actions or proceedings by any Indemnitee against the Borrower hereunder (all the foregoing in this clause (d), collectively, the "Indemnified Liabilities"), provided, that the Borrower shall have no obligation
 -----------------------    --------
hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee. Without limiting the foregoing, and to the extent permitted by applicable law, the Borrower agrees not to assert and to cause its Subsidiaries not to assert, and hereby waives and agrees to cause its Subsidiaries so to waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any indemnitee. All amounts due under this Section shall be payable not later than

30 days after written demand therefor. Statements payable by the Borrower pursuant to this Section shall be submitted to Pam Kline (Telephone No. (561) 995-7670) (Fax No. (561) 989-2940), at the address of the Borrower set forth in
Section 10.2, or to such other Person or address as may be hereafter designated by the Borrower in a written notice to the Administrative Agent. The agreements in this Section shall survive repayment of the Loans and all other amounts payable hereunder.

          10.6.  Successors and Assigns; Participations and Assignments.  (a)
                 ------------------------------------------------------
This Agreement shall be binding upon and inure to the benefit of Holdings, the Borrower, the Lenders, the Agents, all future holders of the Loans and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agents and each Lender.

          (b) Any Lender may, without the consent of the Borrower, in accordance with applicable law, at any time sell to one or more banks, financial institutions or other entities (each, a "Participant") participating interests
                                         -----------
in any Loan owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, and the Borrower and the Agents shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. In no event shall any Participant under any such participation have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Loans or any fees payable hereunder, release all or substantially of the Collateral or the Guarantors from their obligations under the Guarantee and Collateral Agreement, or postpone the date of the final maturity of the Loans, in each case to the extent subject to such participation. The Borrower agrees that if amounts outstanding under this Agreement and the Loans are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, provided that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in Section 10.7(a) as fully as if it were a Lender
                    --------
hereunder. The Borrower also agrees that each Participant shall be entitled to the benefits of Sections 2.17, 2.18 and 2.19 with respect to its participation in the Commitments and the Loans outstanding from time to time as if it was a Lender; provided that, in the case of Section 2.18, such Participant shall have
        --------
complied with the requirements of said Section and provided, further, that no
                                                   --------  -------
Participant shall be entitled to receive any greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

          (c)  Any Lender (an "Assignor") may, in accordance with applicable law
                               --------
and upon written notice to the Administrative Agent, at any time and from time to time assign (i) to any Lender or any Affiliate or Control Investment Affiliate thereof with, in the case of assignments of Revolving Credit Commitments only, the consent of the Issuing Bank (which consent shall not be unreasonably withheld or delayed) or (ii) with the consent of the Borrower, the Administrative Agent and (with respect to assignments of Revolving Credit Commitments only) the Issuing Lender (which, in each case, shall not be unreasonably withheld or delayed) (provided (x) that no such consent need be
                                   --------
obtained by Lehman Commercial Paper Inc., Barclays Bank PLC or any of their respective Affiliates (other than, in the case of assignments of Revolving Credit Commitments, the consent of the Issuing Bank, which consent shall not be unreasonably withheld or delayed), and (y) the consent of the Borrower need not be obtained with respect to any assignment of Term Loans), to an additional bank, financial institution or other entity (an "Assignee") all or any part of
                                                 --------
its rights and obligations under this Agreement pursuant to an Assignment and Acceptance, substantially in the form of Exhibit D, executed by such Assignee and such Assignor (and, where the consent of the Borrower, the Administrative Agent or the Issuing Lender is required pursuant to the foregoing provisions, by the Borrower and such other Persons) and delivered to the Administrative Agent for its acceptance and recording in the Register; provided that no such
                                                  --------
assignment to an Assignee (other than any Lender or any affiliate thereof) shall be in an aggregate principal amount of less than $5,000,000, with respect to the Revolving Credit Facility, and $1,000,000, with respect to the Term Loan Facility or the Optional Term Loan Facility (other than in the case of an assignment of all of a Lender's interests under this Agreement), unless otherwise agreed by the Borrower and the Administrative Agent; provided further
                                                               -------- -------
that, after giving effect to such assignment, the aggregate principal amount of such Assignor's Commitment shall be at least $5,000,000, with respect to the Revolving Credit Facility, and $1,000,000, with respect to the Term Loan Facility or the Optional Term Loan Facility (other than in the case of an assignment of all of a Lender's interests under this Agreement), unless otherwise agreed by the Borrower and the Administrative Agent. Any such assignment need not be ratable as among the Facilities. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Commitment and/or Loans as set forth therein, and (y) the Assignor thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of an Assignor's rights and obligations under this Agreement, such Assignor shall cease to be a party hereto). Notwithstanding any provision of this Section, the consent of the Borrower shall not be required for any assignment that occurs at any time when any Event of Default shall have occurred and be continuing.

          (d) The Administrative Agent shall, on behalf of the Borrower, maintain at its address referred to in Section 10.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the
                                                    --------
recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of the Loans and any Notes evidencing such Loans recorded therein for all purposes of this Agreement. Any assignment of any Loan, whether or not evidenced by a Note, shall be effective only upon appropriate entries with respect thereto being made in the Register (and each Note shall expressly so provide). Any assignment or transfer of all or part of a Loan evidenced by a Note shall be registered on the Register only upon surrender for registration of assignment or transfer of the Note evidencing such Loan, accompanied by a duly executed Assignment and Acceptance; thereupon one or more new Notes in the same aggregate principal amount shall be issued to the designated Assignee, and the old Notes shall be returned by the Administrative Agent to the Borrower marked "canceled." The Register shall be available for inspection by the Borrower or any Lender or Agent at any reasonable time and from time to time upon reasonable prior notice.

          (e) Upon its receipt of an Assignment and Acceptance executed by an Assignor and an Assignee (and, in any case where the consent of any other Person is required by Section 10.6(c), by each such other Person) together with payment to the Administrative Agent of a registration and processing fee of $3,500 (except that no such registration and processing fee shall be payable (y) in connection with an assignment by or to Lehman Commercial Paper Inc. or any of its Affiliates or (z) in the case of an Assignee which is already a Lender or is an affiliate of a Lender or a Person under common management with a Lender), the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders, the Agents and the Borrower. On or prior to such effective date, the Borrower, at its own expense, upon request, shall execute and deliver to the Administrative Agent (in exchange for the applicable Note or Notes of the assigning Lender) a new applicable Note or Notes to the order of such Assignee in an amount equal to the Revolving Credit Commitment and/or applicable Term Loan, as the case may be, assumed or acquired by it pursuant to such Assignment and Acceptance and, if the Assignor has retained a Revolving Credit Commitment and/or Term Loan, as the case may be, upon request, a new applicable Note or Notes, to the order of the Assignor in an amount equal to the Revolving Credit Commitment and/or applicable Term Loan, as the case may be, retained by it hereunder. Such new Note or Notes shall be dated the Closing Date and shall otherwise be in the form of the Note or Notes replaced thereby.

          (f) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this Section concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law.

          10.7.  Adjustments; Set-off.  (a) Except to the extent that this
                 --------------------
Agreement provides for payments to be allocated to a particular Lender or to the Lenders under a particular Facility, if any Lender (a "Benefitted Lender") shall
                                                       -----------------
at any time receive any payment of all or part of the Obligations owing to it, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 8(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Obligations, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Obligations, or shall provide such other Lenders with the benefits of any such collateral, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral ratably with each of the Lenders; provided, however, that if all or any portion of such
                     --------  -------
excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

          (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to Holdings or the Borrower, any such notice being expressly waived by Holdings and the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by Holdings or the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise), to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of Holdings or the Borrower, as the case may be. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender, provided that the failure to give such notice shall not affect the validity of
--------
such setoff and application.

          10.8.  Counterparts.  This Agreement may be executed by one or more of
                 ------------
the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

          10.9.  Severability.  Any provision of this Agreement that is
                 ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          10.10. Integration.  This Agreement and the other Loan Documents
                 -----------
represent the agreement of Holdings, the Borrower, the Agents, the Arranger and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Arranger, any Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

          10.11. GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS
                 -------------
OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          10.12. Submission To Jurisdiction; Waivers.  Each of Holdings and the
                 -----------------------------------
Borrower hereby irrevocably and unconditionally:

          (a) submits for itself and its Property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to Holdings or the Borrower, as the case may be at its address set forth in Section
     10.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

          10.13.  Acknowledgments.  Each of Holdings and the Borrower hereby
                  ---------------
acknowledges that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

          (b) neither the Arranger, any Agent nor any Lender has any fiduciary relationship with or duty to Holdings or the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Arranger, the Agents and Lenders, on one hand, and Holdings and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (b) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Arranger, the Agents and the Lenders or among Holdings, the Borrower and the Lenders.

          10.14.  Confidentiality. Each of the Agents and the Lenders expressly
                  ---------------
agrees to keep confidential all non-public information provided to it by any Loan Party pursuant to this Agreement that is designated by such Loan Party as confidential; provided that nothing herein shall prevent any Agent or any Lender
              --------
from disclosing any such information (a) to the Arranger, any Agent, any other Lender or any affiliate of any thereof, (b) to any Participant or Assignee (each, a "Transferee") or prospective Transferee that agrees to comply with the
          ----------
provisions of this

Section, (c) any of its employees, directors, agents, attorneys, accountants and other professional advisors, (d) upon the request or demand of any Governmental Authority having jurisdiction over it, (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (f) if requested or required to do so in connection with any litigation or similar proceeding, (g) that has been publicly disclosed other than in breach of this Section, (h) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender or (i) in connection with the exercise of any remedy hereunder or under any other Loan Document.

          10.15.  Release of Collateral Security and Guarantee Obligations. (a)
                  --------------------------------------------------------
Notwithstanding anything to the contrary contained herein or in any other Loan Document, upon request of the Borrower in connection with any Disposition of Property permitted by the Loan Documents, the Administrative Agent shall (without notice to, or vote or consent of, any Lender, or any Affiliate of any Lender that is a party to any Specified Hedge Agreement) take such actions as shall be required to release its security interest in any Collateral being Disposed of in such Disposition, and to release any guarantee obligations under any Loan Document of any Person being Disposed of in such Disposition, to the extent necessary to permit consummation of such Disposition in accordance with the Loan Documents.

          (b) Notwithstanding anything to the contrary contained herein or any other Loan Document, when all Obligations (other than obligations in respect of any Specified Hedge Agreement) have been paid in full, all Commitments have terminated or expired and no Letter of Credit shall be outstanding, upon request of the Borrower, the Administrative Agent shall (without notice to, or vote or consent of, any Lender, or any affiliate of any Lender that is a party to any Specified Hedge Agreement) take such actions as shall be required to release its security interest in all Collateral, and to release all guarantee obligations under any Loan Document, whether or not on the date of such release there may be outstanding Obligations in respect of Specified Hedge Agreements. Any such release of guarantee obligations shall be deemed subject to the provision that such guarantee obligations shall be reinstated if after such release any portion of any payment in respect of the Obligations guaranteed thereby shall be rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payment had not been made.

          10.16.  Accounting Changes.  In the event that any "Accounting Change"
                  ------------------
(as defined below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then the Borrower and the Administrative Agent agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the Borrower's financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Borrower, the Administrative Agent and the Required Lenders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Changes had not occurred. "Accounting Changes" refers to changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the SEC.

          10.17.  Delivery of Lender Addenda.  Each initial Lender shall become
                  --------------------------
a party to this Agreement by delivering to the Administrative Agent and the Syndication Agent a Lender Addendum duly executed by such Lender, the Borrower and each Agent.

          10.18.  WAIVERS OF JURY TRIAL.  HOLDINGS, THE BORROWER, THE AGENTS AND
                  ---------------------
THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

          10.19.  Subordination, Non-Disturbance and Attornment.  Within 15
                  ---------------------------------------------
Business Days following receipt from any Loan Party of the lease, license or other occupancy arrangement (a "Lease") of any Tower and related property or
                                -----
real property owned or leased by such Loan Party which is subject to a Mortgage pursuant to Section 6.11 (the "Leased Property") with any person or entity not
                               ---------------
prohibited by this Agreement (a "Tenant") and either (x) the Approved Form of
                                 ------
SNDA or (y) the Tenant's requested version thereof, the Administrative Agent, individually and on behalf of each of the Lenders, shall execute and deliver to such Loan Party an agreement (an "SNDA") in form and substance reasonably
                                  ----
satisfactory to the Administrative Agent pursuant to which (a) the Tenant subordinates the Lease and all of Tenant's rights and estates thereunder to the Security Document held by the Administrative Agent and encumbering the Leased Property, (b) the Tenant agrees that Tenant will attorn to and recognize the Administrative Agent or the purchaser at any foreclosure sale or any sale under a power of sale contained in any such Security Document as the landlord under the Lease for the balance of the leasehold term then remaining, (c) the Administrative Agent consents to the Lease and (d) the Administrative Agent agrees that, notwithstanding the terms of the applicable Security Document held by the Administrative Agent, or any default, expiration, termination, foreclosure, sale, entry or other act or omission under or pursuant to such Security Document or a transfer on lieu of foreclosure, so long as the Tenant is not in default under such Lease, the Tenant shall not be disturbed in the peaceful enjoyment of the Leased Property nor shall the Lease be terminated or canceled at any time, except in the event the Loan Party shall have the right to terminate the Lease under the terms and provisions expressly set forth therein.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              SBA COMMUNICATIONS CORPORATION



                              By:______________________________________
                                 Name:
                                 Title:


                              SBA TELECOMMUNICATIONS, INC.



                              By:______________________________________
                                 Name:
                                 Title:


                              LEHMAN BROTHERS INC., as Joint Advisor and
                              Joint Lead Arranger and Bookrunner



                              By:______________________________________
                                 Name:
                                 Title:


                              BARCLAYS CAPITAL, as Joint Advisor and
                              Joint Lead Arranger and Bookrunner



                              By_______________________________________
                                Name:
                                Title:


                              LEHMAN COMMERCIAL PAPER INC., as Administrative Agent



                              By:______________________________________
                                 Name:
                                 Title:

                              BARCLAYS BANK PLC, as Syndication Agent



                              By:______________________________________
                                 Name:
                                 Title:

                                                                         ANNEX A
                                                                         -------


            PRICING GRID FOR TERM LOANS AND REVOLVING CREDIT LOANS


     ======================================================================
     Pricing Ratio       Applicable Margin         Applicable Margin for
                       for Eurodollar Loans           Base Rate Loans
     ----------------------------------------------------------------------

         ** 5.0                 2.75%                       1.75%
     ----------------------------------------------------------------------

       *5.0 to ** 4.5           2.50%                       1.50%
     ----------------------------------------------------------------------

       *4.5 to ** 4.0           2.25%                       1.25%
     ----------------------------------------------------------------------

       *4.0 to ** 3.5           2.00%                       1.00%
     ----------------------------------------------------------------------

           *3.5                 1.75%                       0.75%
     ======================================================================

Changes in the Applicable Margin resulting from changes in the Pricing Ratio shall become effective on each Adjustment Date, and any such change shall remain in effect until the next Adjustment Date. The "Adjustment Date" in respect of each fiscal period shall be the date on which financial statements are delivered to the Lenders pursuant to Section 6.1 (but in any event not later than the 45th day after the end of each of the first three quarterly periods of each fiscal year or the 90th day after the end of each fiscal year, as the case may be). If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Pricing Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 5.0 to 1. In addition, at all times while an Event of Default shall have occurred and be continuing, the Pricing Ratio shall for the purposes of this definition be deemed to be greater than 5.0 to 1. Each determination of the Pricing Ratio pursuant to this definition shall be made with respect to the fiscal quarter of the Borrower ending at the end of the period covered by the relevant financial statements.

Notwithstanding the foregoing, (i) for the period beginning on the Closing Date until December 31, 2001, the Applicable Margins shall be those set forth above opposite a Pricing Ratio of 5.0 and (ii) thereafter, until December 31, 2002, the Applicable Margins shall not be less than those set forth above opposite a Pricing Ratio of * 4.0 to ** 3.5.

* means less than
** means more than or equal to

                                                                    SCHEDULE 4.4

                 CONSENTS, AUTHORIZATIONS, FILINGS AND NOTICES


                                     None

                                                                   SCHEDULE 4.15


                                  SUBSIDIARIES

Subsidiary                  Jurisdiction of    Chief Executive Office and          Outstanding Stock
----------                  Incorporation      Principal Place of Business         -----------------
                            -------------      ---------------------------
SBA Network Services,      Florida             One Town Center Road          1,000 Common shares owned by
 Inc.                                          Third Floor                   SBA Telecommunications Inc.
                                               Boca Raton, Florida  33486

SBA, Inc.                  Florida             One Town Center Road          807.5 Common shares owned by
                                               Third Floor                   SBA Telecommunications, Inc.
                                               Boca Raton, Florida  33486

SBA Leasing, Inc.          Florida             One Town Center Road          807.5 Common shares owned by
                                               Third Floor                   SBA Telecommunications, Inc.
                                               Boca Raton, Florida  33486

SBA Subsidiary Holdings,   Florida             One Town Center Road          1,000 Common shares owned by
 Inc.                                          Third Floor                   SBA Telecommunications, Inc.
                                               Boca Raton, Florida  33486

SBA Communications         Florida             One Town Center Road          1,000 Common shares owned by
 International, Inc.                           Third Floor                   SBA Telecommunications, Inc.
                                               Boca Raton, Florida  33486

SBA Towers, Inc. *         Florida             One Town Center Road          1,000 Common shares owned by
                                               Third Floor                   SBA Telecommunications, Inc.
                                               Boca Raton, Florida  33486

US Construction Group,     Florida             One Town Center Road          1,000 Common shares owned by
 Inc.                                          Third Floor                   SBA Network Services, Inc.
                                               Boca Raton, FL  33486

___________________________
* Special Purpose Corporation

Subsidiary                 Jurisdiction of     Chief Executive Officer and   Outstanding Stock
---------                                                                    -----------------
                           Incorporation       Principal Place of Business
                           -------------       ---------------------------
SBA/Atlantic Telcom        Maine               One Town Center Road          1,000 Common shares owned by
 Services, Inc.                                Third Floor                   SBA Network Services, Inc.
                                               Boca Raton, FL  33486

Allcom Incorporated        Colorado            One Town Center Road          1,500 Common shares owned by
                                               Third Floor                   SBA Network Services, Inc.
                                               Boca Raton, FL  33486

SBA Construction           Florida             One Town Center Road          1,000 Common shares owned by
 Acquisition Louisiana,                        Third Floor                   SBA Network Services, Inc.
 Inc.                                          Boca Raton, FL  33486


SBA Broadband Services,    Florida             One Town Center Road          1,000 Common shares owned by
 Inc.                                          Third Floor                   SBA, Inc.
                                               Boca Raton, FL  33486

SBA Telecommunicacoes do   Brazil              One Town Center Road          99% of limitada interests
 Brasil, LTDA                                  Third Floor                   owned by SBA International,
                                               Boca Raton, FL  33486         Inc.
                                                                             1% of limitada interests
                                                                             owned by SBA Subsidiary
                                                                             Holdings, Inc.

SBA Properties, Inc.*      Florida             One Town Center Road          1,000 Common shares owned by
                                               Third Floor                   SBA Telecommunications, Inc.
                                               Boca Raton, FL  33486

GeoNet Properties, Inc.*   Alabama             One Town Center Road          1,000 Common shares owned by
                                               Third Floor                   SBA Telecommunications, Inc.
                                               Boca Raton, FL  33486

Interstate Towers, Inc.*   Florida             One Town Center Road          1,000 Common shares owned by
                                               Third Floor                   SBA Telecommunications, Inc.
                                               Boca Raton, FL  33486

SBA Canada, Inc.           Florida             One Town Center Road          1,000 Common shares owned by
                                               Third Floor                   SBA Telecommunications, Inc.
                                               Boca Raton, FL  33486


Subsidiary                 Jurisdiction of     Chief Executive Officer and   Outstanding Stock
---------                                                                    -----------------
                           Incorporation       Principal Place of Business
                           -------------       ---------------------------
SBA Puerto Rico, Inc.*     Florida             One Town Center Road          1,000 Common shares owned by
                                               Third Floor                   SBA Telecommunications, Inc.
                                               Boca Raton, FL  3348

SBA Towers Acquisitions    Florida             One Town Center Road          1,000 Common shares owned by
 Tennessee, Inc.                               Third Floor                   SBA Telecommunications, Inc.
                                               Boca Raton, FL  33486

ACT Leasing Corp.*         Florida             One Town Center Road          1,000 Common shares owned by
                                               Third Floor                   SBA Telecommunications, Inc.
                                               Boca Raton, FL  33486

Intrepid Towers of         Florida             One Town Center Road          2,001 Common shares owned by
 Tallahassee, Inc.*                            Third Floor                   SBA Telecommunications, Inc.
                                               Boca Raton, FL  33486

SBA Sites, Inc.*           Florida             One Town Center Road          1,000 Common shares owned by
                                               Third Floor                   SBA Telecommunications, Inc.
                                               Boca Raton, FL  33486

SBA Germany, Inc.          Florida             One Town Center Road          1,000 Common shares owned by
                                               Third Floor                   SBA Telecommunications, Inc.
                                               Boca Raton, FL  33486

Paging and Tower           Ohio                One Town Center Road          100 Common shares owned by
 Services, Inc.*                               Third Floor                   SBA Telecommunications, Inc.
                                               Boca Raton, FL  33486

EMAC Communication Co.,    Connecticut         One Town Center Road          70 Common shares owned by SBA
 Inc.*                                         Third Floor                   Telecommunications, Inc.
                                               Boca Raton, FL  33486

Indiana Tower, Inc.*       Pennsylvania        One Town Center Road          1,960 Common shares owned by
                                               Third Floor                   SBA Telecommunications, Inc.
                                               Boca Raton, FL  33486

Princeton                  New Jersey          One Town Center Road          1,000 Common shares owned by
 Tower-Pennsylvania Inc.*                      Third Floor                   SBA Telecommunications, Inc.
                                               Boca Raton, FL  33486

Subsidiary                 Jurisdiction of     Chief Executive Officer and   Outstanding Stock
---------                                                                    -----------------
                           Incorporation       Principal Place of Business
                           -------------       ---------------------------

HLH Towers, LLC*           Michigan            One Town Center Road          All membership interests
                                               Third Floor                   owned by SBA
                                               Boca Raton, FL  33486         Telecommunications, Inc.


SBA Towers USVI, Inc.*     United States       One Town Center Road          1,000 Common shares owned by
                           Virgin Islands      Third Floor                   SBA Telecommunications, Inc.
                                               Boca Raton, FL  33486

SBA TC Acquisition, Inc.*  Florida             One Town Center Road          1,000 Common shares owned by
                                               Third Floor                   SBA Telecommunications, Inc.
                                               Boca Raton, FL  33486

Babylonia Tower, Inc.*     New York            One Town Center Road          100 Common shares owned by
                                               Third Floor                   SBA Telecommunications, Inc.
                                               Boca Raton, FL  33486

Atlantic Coast Tower,      Florida             One Town Center Road          300 Common shares owned by
 Inc.*                                         Third Floor                   SBA Telecommunications, Inc.
                                               Boca Raton, FL  33486

SBA Towers Canada Corp.    Nova Scotia,        One Town Center Road          All membership interests
                           Canada              Third Floor                   owned by SBA Canada, Inc.
                                               Boca Raton, FL  33486

National Wireless          Tennessee           One Town Center Road          All membership interests
 Communications, LLC*                          Third Floor                   owned by SBA
                                               Boca Raton, FL  33486         Telecommunications, Inc.


National Properties, LLC*  Tennessee           One Town Center Road          All membership interests
                                               Third Floor                   owned by SBA
                                               Boca Raton, FL  33486         Telecommunications, Inc.


SBA/Site Tech, L.C.*       Florida             One Town Center Road          All membership interests
                                               Third Floor                   owned by SBA
                                               Boca Raton, FL  33486         Telecommunications, Inc.


Tampa Towers, Inc.*        Florida             One Town Center Road          9,900 Common shares owned by
                                               Third Floor                   SBA Telecommunications, Inc.
                                               Boca Raton, FL  33486

Subsidiary                 Jurisdiction of     Chief Executive Officer and   Outstanding Stock
---------                                                                    -----------------
                           Incorporation       Principal Place of Business
                           -------------       ---------------------------
SBA Netzwerk Services,     Germany             One Town Center Road          Euro 25,000 share capital
 GmbH                                          Third Floor                   owned by SBA Germany, Inc.
                                               Boca Raton, FL  33486

                                                                SCHEDULE 4.19(a)

                           UCC FILING JURISDICTIONS

1.   SBA Broadband Services, Inc.

     Alabama Secretary of State
     Florida Secretary of State

2.   SBA Telecommunications, Inc.

     Florida Secretary of State

3.   SBA Network Services, Inc.

     Alabama Secretary of State
     Arkansas Secretary of State
     Arkansas - Pulaski County
     Arizona Secretary of State
     California Secretary of State
     Colorado Secretary of State
     Florida Secretary of State
     Georgia - Fulton County
     Indiana Secretary of State
     Kansas Secretary of State
     Louisiana - St. Charles Parish
     Maine Secretary of State
     Massachusetts Secretary of State
     Massachusetts- Beverly Town
     Mississippi Secretary of State
     Mississippi - Madison County
     North Carolina Secretary of State
     North Carolina - Mecklenburg County
     North Carolina - Wake County
     Ohio Secretary of State
     Ohio - Hamilton County
     Ohio - Scioto County
     Ohio - Warren County
     Pennsylvania Secretary of State
     Pennsylvania - Allegheny County
     Pennsylvania - Delaware County
     Pennsylvania - Erie County
     Pennsylvania - Lackawanna County
     Tennessee Secretary of State
     Texas Secretary of State
     Wisconsin Secretary of State

4.   SBA, Inc.

     Alabama Secretary of State
     Arkansas Secretary of State
     Arkansas - Pulaski County
     Arizona Secretary of State
     California Secretary of State
     Colorado Secretary of State
     Florida Secretary of State
     Georgia - Fulton County
     Indiana Secretary of State
     Kansas Secretary of State
     Louisiana - St. Charles Parish
     Maine Secretary of State
     Massachusetts Secretary of State
     Massachusetts- Beverly Town
     Mississippi Secretary of State
     Mississippi - Madison County
     North Carolina Secretary of State
     North Carolina - Mecklenburg County
     North Carolina - Wake County
     Ohio Secretary of State
     Ohio - Hamilton County
     Ohio - Scioto County
     Ohio - Warren County
     Pennsylvania Secretary of State
     Pennsylvania - Allegheny County
     Pennsylvania - Delaware County
     Pennsylvania - Erie County
     Pennsylvania - Lackawanna County
     Tennessee Secretary of State
     Texas Secretary of State
     Wisconsin Secretary of State

5.   SBA Leasing, Inc.

     Florida Secretary of State

6.   SBA Subsidiary Holdings, Inc.

     Florida Secretary of State

7.   SBA Communications International, Inc.

     Florida Secretary of State

8.   SBA Communications Corporation

     Florida Secretary of State

9.   US Construction Group, Inc.

     Florida Secretary of State

10.  SBA/Atlantic Telcom Services, Inc.

     Florida Secretary of State
     Maine Secretary of State

11.  Allcom Incorporated

     Colorado Secretary of State
     Florida Secretary of State

12.  SBA Construction Acquisition Louisiana, Inc.

     Florida Secretary of State

13.  SBA Canada, Inc.

     Florida Secretary of State

14.  SBA Towers Acquisitions Tennessee, Inc.

     Florida Secretary of State

15.  SBA Germany, Inc.

     Florida Secretary of State

                                                                   SCHEDULE 4.22


                           GOVERNMENTAL PROCEEDINGS

                                     None

                                                                   SCHEDULE 6.13

                           SPC MERGERS/DISSOLUTIONS

------------------------------------------------------------------------------
Name of SPC                                     Merger/Dissolution Date
-----------                                     -----------------------
------------------------------------------------------------------------------
Interstate Towers, Inc.                         June 30, 2001
------------------------------------------------------------------------------
SBA/Site Tech, L.C.                             June 30, 2001*
------------------------------------------------------------------------------
Tampa Towers, Inc.                              June 30, 2001*
------------------------------------------------------------------------------
Intrepid Towers of Tallahassee, Inc.            September 13, 2001
------------------------------------------------------------------------------
National Properties, LLC                        September 28, 2001*
------------------------------------------------------------------------------
National Wireless Communications, LLC           September 28, 2001*
------------------------------------------------------------------------------
Paging and Tower Services, Inc.                 November 28, 2001
------------------------------------------------------------------------------
EMAC Communications Co., Inc.                   December 14, 2001
------------------------------------------------------------------------------
ACT Leasing Corp.                               December 29, 2001
------------------------------------------------------------------------------
Indiana Tower, Inc.                             December 29, 2001
------------------------------------------------------------------------------
HLH Towers LLC                                  February 16, 2002
------------------------------------------------------------------------------
Princeton Tower - Pennsylvania, Inc.            March 9, 2002
------------------------------------------------------------------------------
GeoNet Properties, Inc.                         June 30, 2002
------------------------------------------------------------------------------
SBA TC Acquisition, Inc.                        June 30, 2002
------------------------------------------------------------------------------
Babylonia Tower, Inc.                           June 30, 2002
------------------------------------------------------------------------------
Atlantic Coast Tower, Inc.                      June 30, 2002
------------------------------------------------------------------------------

____________________
* The Merger/Dissolution Date shall be the later of (x) the date set forth in the column labeled "Merger/Dissolution Date" above and (y) the date which is on or prior to the last day of the fiscal quarter in which the litigation or dispute related to such SPC has been concluded or settled.

                                                                 SCHEDULE 7.2(d)


                             EXISTING INDEBTEDNESS

1. 12% Senior Discount Notes of Holdings due 2008 in the initial aggregate face amount of $269,000,000.

2. 10.25% Senior Notes of Holdings due 2009 in the initial aggregate face amount of $500,000,000.

                                                                 SCHEDULE 7.2(f)


                          SELLER SUBORDINATION TERMS
                          --------------------------

     The payment of any amounts in respect of this note is and shall be subordinated and junior, in the manner hereinafter set forth, in right of payment to the prior payment in full of all obligations of the Company with respect to present and future indebtedness, including interest, expenses and indemnities whether before or after the institution by or against the Company of proceedings under Title 11 of the United States Code, for borrowed money, letters of credit and interest rate protection products from banks, trust companies, finance companies, insurance companies, pension plans, mutual funds, venture capital firms and other private or public institutional lenders ("Senior
                                                                          ------
Indebtedness").  This note is hereby subordinated as a claim against the Company
------------
or any of its assets, whether such claim is in the ordinary course of business or in the event of any dissolution, liquidation, bankruptcy, receivership or reorganization of the Company (together, a "Reorganization"), to the prior
                                            --------------
payment in full of the Senior Indebtedness.

     Unless and until all Senior Indebtedness has been paid in full, no payment of principal or interest on this note shall be made; provided, however, that the
                                                     --------  -------
Company may pay principal of and interest on this note when and as due so long as immediately after giving effect to such payment (a) the holders of Senior Indebtedness or their representative have not furnished the holder of this note with notice of an event of default that would permit holders of Senior Indebtedness to accelerate the maturity thereof and (b) such event of default has not been waived or cured. In the event of any Reorganization, all Senior Indebtedness shall first be paid in full in cash before any payment is made on account of this note, and the holder hereof authorizes the holders of Senior Indebtedness to prove any claim on this note in a Reorganization to such extent, and to take any other action necessary to effectuate the foregoing. If a payment is made to the holder of this note in violation of the foregoing provisions, such payment shall be held by such holder in trust for the benefit of the holders of Senior Indebtedness.

     So long as any Senior Indebtedness is outstanding and its maturity has not been accelerated, the holder of this note will not exercise any remedies, including acceleration or commencing or joining in any proceeding seeking to effect a Reorganization; provided, however, that the holder of this note may
                         --------  -------
exercise all such remedies if (i) an event of default in payment of this note has occurred and is continuing and (ii) either (A) the holders of Senior Indebtedness or their representative have not furnished the holder of this note with notice of an event of default that would permit holders of Senior Indebtedness to accelerate the maturity thereof or (B) if such a notice has been furnished, such event of default has not been waived or cured.

     The holder of this note covenants to execute and deliver such further instruments and to take such further action as the Company or any holder of Senior Indebtedness may at any time reasonably request in order to carry out the intent of the subordination provisions of this note. The holder of this note acknowledges and agrees, by acceptance hereof, that the provisions of this paragraph are for the benefit of the holders from time to time of Senior Indebtedness and may be enforced by them against the holder of this note and that the holders of Senior

Indebtedness have relied upon and will continue to rely upon the subordination provided for herein. The holder of this note hereby waives notice or proof of reliance hereon.

                                                                 SCHEDULE 7.3(f)


                                EXISTING LIENS

                                     None